As filed with the Securities and Exchange Commission on July 23, 2010

 Registration No. 333-167725

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 1	☒

(Check Appropriate Box or Boxes)

RS Investment Trust

(Exact Name of Registrant as Specified in Charter)

388 Market Street

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 766-3863

Copies to:
TERRY R. OTTON	TIMOTHY W. DIGGINS, Esq.
c/o RS Investments	Ropes & Gray LLP
388 Market Street	One International Place
San Francisco, California 94111	Boston, MA 02110-2624
(Name and Address of Agent for Service)

As soon as practicable after this Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Class A shares

(Title of Securities Being Registered)

This Registration Statement shall become effective in accordance with Section 8(a) of the Securities Act of 1933, or on such earlier date as the Commission acting pursuant to said Section 8(a), may determine.

The Registrant is also requesting acceleration of the effective date of this Amendment pursuant to Rule 461 under the Securities Act of 1933, so that it will become effective on July 26, 2010 or as soon as practicable thereafter.

This registration statement relates solely to Registrant’s RS Capital Appreciation Fund.

July 27, 2010

Dear Shareholder:

We are writing to let you know about important developments relating to the Oak Value Fund (the "Fund"). As you may already know, RS Investment Management Co. LLC has agreed to acquire the investment advisory business of Oak Value Capital Management, Inc., the Fund's investment adviser. Members of the Fund's portfolio management team will become employees and partial owners of RS Investments in the transaction.

We believe that the combination of our firms will enhance our ability to manage the Fund successfully on your behalf. Importantly, while the name of the Fund will change, the investment process, portfolio management team, and our enduring commitment to Fund shareholders will not.

As a shareholder of the Fund, you will be asked to vote on the Agreement and Plan of Reorganization at a shareholder meeting to take place on August 31, 2010. The Fund's board of trustees believes that this transaction is in the best interests of the shareholders and has unanimously recommended that shareholders vote "FOR" the proposal.

If approved, the Fund will be reorganized as a new series of the RS Investment Trust.

It is important that you vote. Please read the enclosed Prospectus/Proxy Statement which provides you with detailed information about the proposed reorganization. We have also provided simple instructions for voting online, or via mail using the enclosed card.

I have highlighted below some answers to questions that you may have about the proposals.

Q:  How will the proposed reorganization benefit shareholders?

Shareholders may benefit in the following ways:

•  Lower costs for shareholders via reduced Fund management fees and net expense ratio.

•  Continuity of investment process and personnel responsible for the day-to-day management of the Fund.

•  Complete online account services and access to a customer service team that has won the Dalbar Service Award six years running.

•  Access to the entire RS fund family, offering exchange options among a broad array of investment choices.

•  The new fund will be available on more third-party platforms, allowing current shareholders the opportunity to consolidate their investments at many of the leading financial advisory firms.

Q:  Who is RS Investments and what role will the Fund play within the RS fund family?

RS Investments was founded in 1986 and today manages more than $14 billion across the style and risk-reward spectrum within mutual funds and institutional accounts. The firm is comprised of four distinct investment management and research teams (Growth, Value, Fixed Income and International)—each with its own investment style and asset class focus. The specialized investment platform approach allows RS's investment teams to focus on their respective areas of expertise in pursuit of long-term risk-adjusted returns. If approved, the reorganization will provide RS with a fifth distinct investment team and a mutual fund that complements the firm's existing domestic large cap offerings while providing current Fund shareholders access to a broader array of investment options within the RS fund family.

Q:  Will shareholders be expected to pay for the reorganization?

No. Shareholders will not bear any of the costs associated with the reorganization. RS Investments has agreed to pay all reasonable out of pocket costs and expenses in connection with the reorganization.

Q:  How do I vote, and how many votes do I have?

You are entitled to one vote for each share you own. Fractional votes will also be counted. You are invited to cast your vote in person at the meeting, although we realize that this is not always possible.

We encourage you to use one of the following easy options today to record your vote promptly:

1.  Vote by Mail. You may cast your vote by mail by signing, dating, and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

2.  Vote via Internet. You may cast your vote using the internet by logging onto the internet address located on the enclosed proxy card and following the instructions on the website. Please have your proxy materials, including the control number on your proxy card, available.

3.  Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and by following the prerecorded information. Please have your proxy materials, including the control number on your proxy card, available.

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We appreciate your careful consideration of the proposal described in the enclosed Prospectus/Proxy Statement. If you have any questions, please call our Customer Service Representatives at (877) 283-0322, weekdays between 9:00 a.m. and 6:00 p.m. (Eastern Time).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for your participation and for your continued confidence in us.

Respectfully,

Larry D. Coats, Jr.
President
Oak Value Trust

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OAK VALUE TRUST
Oak Value Fund

1450 Raleigh Road
Suite 220
Chapel Hill, North Carolina 27517

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 31, 2010

To Shareholders of Oak Value Fund:

NOTICE IS HEREBY GIVEN of a Meeting of Shareholders (the "Meeting") of Oak Value Fund (the "Fund"), a series of Oak Value Trust (the "Trust"), that will be held at 9:00 am Eastern Daylight Time on August 31, 2010, at the offices of Oak Value Trust set forth above, to consider and vote on the following:

1.  Approval of the Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and RS Investment Trust, on behalf of RS Capital Appreciation Fund, providing for the transfer of all of the assets of the Fund to RS Capital Appreciation Fund in exchange for Class A shares of RS Capital Appreciation Fund and the assumption by RS Capital Appreciation Fund of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund, all as described in the attached Prospectus/Proxy Statement.

2.  Any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of Oak Value Trust has fixed the close of business on July 9, 2010 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,

JOHN F. SPLAIN
Secretary

July 27, 2010

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2010.

You may obtain a copy of the Prospectus/Proxy Statement without charge by visiting the web site indicated on your proxy card. You may obtain a copy of the Fund's most recent shareholder report(s) without charge from Oak Value Trust, 1450 Raleigh Road, Suite 220, Chapel Hill North Carolina 27517, by calling 1-800-622-2474, by e-mailing info@oakvalue.com, or by downloading it from www.oakvaluefund.com

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RS Investment Trust RS Capital Appreciation Fund	Oak Value Trust Oak Value Fund

388 Market Street 17th Floor San Francisco, CA 94111 (1-800-766-FUND)	1450 Raleigh Road Suite 220 Chapel Hill, North Carolina 27517 (1-800-680-4199)

PROSPECTUS/PROXY STATEMENT

July 27, 2010

This Prospectus/Proxy Statement is being furnished to shareholders of Oak Value Fund, a series of Oak Value Trust (the "Fund"), in connection with a Meeting of Shareholders of the Fund (the "Meeting") to be held at 9:00 a.m. on August 31, 2010, at the offices of Oak Value Trust set forth above. At the Meeting, shareholders of the Fund will be asked to approve the Agreement and Plan of Reorganization, dated June 23, 2010, pursuant to which the Fund will be reorganized into RS Capital Appreciation Fund (the "RS Fund"), a series of RS Investment Trust, a Massachusetts business trust (the "Reorganization"). This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the following proposal:

Proposal	To be voted on by:
Approval of the Agreement and Plan of Reorganization, dated June 23, 2010 between Oak Value Trust, on behalf of Oak Value Fund, and RS Investment Trust, on behalf of RS Capital Appreciation Fund.	Shareholders of Oak Value Fund.

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about July 30, 2010.

A Statement of Additional Information dated July 27, 2010, relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is hereby incorporated into this Prospectus/Proxy Statement by reference. In addition, the following documents also have been filed with the Commission and are hereby incorporated by reference into this Prospectus/Proxy Statement:

•  The Prospectus of the Fund, dated November 1, 2009, as supplemented from time to time.

•  The Statement of Additional Information of the Fund, dated November 1, 2009, as supplemented from time to time.

•  The audited financial statements and related report of auditors of the Fund relating to the Fund and included in the Annual Report to Shareholders of the Fund for the fiscal year ended June 30, 2009.

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•  The unaudited financial statements of the Fund included in the Semi-Annual Report to Shareholders of the Fund for the period ended December 31, 2009.

For a free copy of any of the documents listed above relating to the Fund or Oak Value Trust, shareholders may call 1-800-622-2474 or write to the Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain the Fund's Prospectus and Annual Report by accessing the Internet site for the Fund at www.oakvaluefund.com. Shareholders may obtain the Annual Report to Shareholders of RS Investment Trust by accessing the internet site for RS Investment Trust at www.RSinvestments.com.

Text-only versions of all of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about Oak Value Trust, the Fund, RS Investment Trust, and the RS Fund by visiting the SEC's Public Reference Room in Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section Washington D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY OAK VALUE TRUST OR RS INVESTMENT TRUST. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY RS INVESTMENT TRUST IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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TABLE OF CONTENTS

I.	Questions and Answers Regarding the Reorganization	6

II.	Proposal: Reorganization of the Fund into the RS Fund	17

III.	Voting Information	22

IV.	Information Filed with the Securities and Exchange Commission	26

Appendix A	Form of Agreement and Plan of Reorganization	A-1

Appendix B	Investment Objective and Principal Investment Strategies of the RS Fund and Related Principal Risks	B-1

Appendix C	Comparison of Fundamental Investment Policies	C-1

Appendix D	Information Applicable to RS Capital Appreciation Fund	D-1

Appendix E	Comparison of Organizational Documents	E-1

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I. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION.

The following questions and answers provide an overview of key features of the proposed reorganization. You may also obtain a copy of the Fund's prospectus and statement of additional information by calling 1-800-622-2474. Please call 1-877-283-0322 with any questions about the reorganization or this Prospectus/Proxy Statement generally.

1.  What transaction is being proposed?

RS Investment Management Co. LLC ("RS Investments") has agreed to acquire the investment advisory business of Oak Value Fund's (the "Fund") investment adviser, Oak Value Capital Management, Inc. ("Oak Value"). Members of the Fund's portfolio management team will become employees and partial owners of RS Investments in the transaction.

As part of the combination of the two firms, Oak Value's management proposed to the Fund's Board of Trustees, and the Trustees have approved and recommended to shareholders, that the Fund become part of the RS family of mutual funds. The Fund will be reorganized as a new series of RS Investment Trust. No changes in the portfolio management team responsible for the day-to-day management of the Fund are planned.

This Prospectus/Proxy Statement relates to the reorganization of the Fund into RS Capital Appreciation Fund, a new series of RS Investment Trust with substantially similar investment objective and principal investment strategies to those of the Fund. In the proposed reorganization described in this Prospectus/Proxy Statement, the Fund will transfer all of its assets to the RS Fund in exchange for shares of the RS Fund, and the assumption by the RS Fund of all the liabilities of the Fund. Following the transfer, Class A shares of the RS Fund will be distributed to the shareholders of the Fund in accordance with their respective percentage ownership interests in the Fund on the closing date, which is expected to be on or around September 7, 2010. The Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the "Reorganization." The RS Fund will not have any significant assets or liabilities immediately prior to the consummation of the Reorganization.

It is intended that, as a result of the proposed Reorganization, each of the Fund's shareholders will receive, without paying any sales charges and on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional Class A shares of the RS Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by such shareholder immediately prior to the closing of the Reorganization.

The Fund's shareholders are being asked to approve the Agreement and Plan of Reorganization. A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A. By approving the Agreement and Plan of Reorganization, the Fund's shareholders are approving the Reorganization, which includes the liquidation and dissolution of the Fund.

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If the Fund's shareholders do not approve the Reorganization, the Board of Trustees of the Oak Value Trust may consider possible alternative arrangements in the best interests of the Fund and its shareholders.

2.  Why is the Reorganization being proposed?

RS Investments and Oak Value believe that the transaction between the two investment management firms will bring together in a single entity the complementary advantages enjoyed by the respective firms. RS Investments has a strong investment management and research capability, currently focused on growth and value investment strategies. It also has a strong management culture and commitment to developing and promoting strong investment management talent. Oak Value has strong investment management and research capabilities with respect to core-growth equity investments. The two firms believe that the shareholders of the Fund will benefit as a result of the transaction between RS Investments and Oak Value because RS Investments will provide the principals of Oak Value an even stronger and more diverse investment management firm to support the Fund's (and the RS Fund's) portfolio management team.

With respect to the proposed Reorganization specifically, the Board of Trustees of Oak Value Trust considered similarities between the Fund's investment objective and principal investment strategies and the RS Fund's investment objective and principal investment strategies as well as the various potential benefits of the Reorganization to the shareholders of the Fund.

3.  What will be the roles of RS Investments and Oak Value following the proposed Reorganization?

RS Investments is the investment adviser to the RS Fund and is responsible for the day-to-day investment management of the RS Fund. Although it is proposed that RS Investments will be the investment adviser for the RS Fund following the Reorganization, the same portfolio management personnel that currently manage the Fund would continue to have day-to-day responsibility for managing the assets of the RS Fund as employees of RS Investments. Information regarding the portfolio management team for the RS Fund is set forth in Appendix D. Under an investment management agreement between the RS Fund and RS Investments, the RS Fund will pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. It is expected that upon the acquisition of Oak Value's investment advisory business by RS Investments and the consummation of the Reorganization, Oak Value will wind down its operations.

4.  How do the fees and expenses of the RS Fund compare to those of the Fund, and what are they estimated to be following the Reorganization?

The Class A shares of the RS Fund, unlike the Fund, have a Rule 12b-1 distribution Plan and annual distribution fees of 0.25%. Nonetheless, as shown in

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the expense tables below, the net and gross expense ratios of Class A shares of the RS Fund is expected to be lower than the expense ratio of the Fund. In addition, RS Investments has agreed to cap the expense ratio of the Class A shares of the RS Fund for at least 12 months after the closing date of the Reorganization at 1.25%. The following tables show the expenses an investor would incur in connection with making an investment in the Fund and the RS Fund, and the fees and expenses paid by the Fund for its fiscal year ended June 30, 2009. They also show the pro forma fees and expenses for the RS Fund for its fiscal year ended December 31, 2009, assuming that the Reorganization occurred December 31, 2008. The examples following the tables will help you compare the cost of investing in the Fund with the estimated cost of investing in the RS Fund (based on the pro forma fees and expenses shown in the tables).

Shareholders of the Fund will not pay a sales charge in connection with the Reorganization and may purchase additional Class A shares of the RS Fund without paying an initial or contingent sales charge.

Shareholder Fees
(paid directly from an investment)

Oak Value Fund

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value or the original offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None
Redemption Fee	2.00%(1)

  (1)  The redemption fee applies to redemptions of shares within 90 days of the date of purchase.

RS Capital Appreciation Fund—Class A Shares

Class A shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value or the original offering price)	None(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None

  (1)  Contingent deferred sales load of 1.00% applies to purchases of $1 million if these shares are sold within 18 months of purchase.

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Annual Fund Operating Expenses
(deducted directly from fund assets)

Oak Value Fund

Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses
0.90%	—	0.67%	0.01	%(1)	1.58%

  (1)  Acquired Fund Fees and Expenses represent the fees and expenses incurred indirectly by the Fund on investments in other investment companies during the fiscal year ended June 30, 2009.

RS Capital Appreciation Fund—Class A Shares

Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)	Fee Waiver/ Expense Limitation(1)	Net Expenses(1)
0.80%	0.25%	0.29%	1.34%	–0.09%	1.25%

  (1)  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, and extraordinary expenses) is imposed pursuant to a written agreement in effect through April 30, 2012, to limit the Fund's Total Annual Fund Operating Expenses to 1.25% for Class A shares. The effect, if any, of this limitation is reflected under the caption "Fee Waiver/Expense Limitation." "Net Expenses" reflect the effect, if any, of this expense limitation on Total Annual Fund Operating Expenses. This management fee waiver will continue through April 30, 2012, at which time RS Investments will determine whether or not to renew or revise it.

Examples

These examples will help you compare the cost of investing in the Fund with the cost of investing in Class A shares of the RS Fund. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the operating expenses of Class A shares of the RS Fund are the same through April 30, 2012, as those shown above under "Net Expenses" and for all subsequent periods are the same as those under "Total Annual Fund Operating Expenses." For the RS Fund, the example also reflects an initial sales load of 4.75% imposed on the purchase price of Class A shares of the RS Fund; purchases of Class A shares of the RS Fund by persons who held shares of the Fund as of July 9, 2010 and have continuously held shares of one or more of the RS Funds since July 9, 2010 are not subject to the initial sales load on Class A shares of the RS Fund. All expense information is based on the

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information set out in the tables above, including pro forma expense information for the RS Fund. Your actual costs may be higher or lower than those shown below.

Oak Value Fund

One Year	Three Years	Five Years	Ten Years
$161	$499	$860	$1,878

RS Capital Appreciation Fund—Class A Shares

One Year	Three Years	Five Years	Ten Years
$596	$865	$1,160	$1,998

5.  How do the shareholder policies and procedures of the RS Fund compare to the shareholder policies and procedures of the Oak Value Fund?

The shareholder policies and procedures of the RS Fund are substantially similar to the shareholder policies and procedures of the Fund. The minimum and subsequent purchase amounts for Class A shares of the RS Fund are the same as those of the Fund. The minimum initial purchase requirement for individual retirement plans (IRAs) is $1,000 for both the Fund and the RS Fund. The minimum purchase amount for shares of the RS Fund purchased through an automatic investment plan is lower than that of the Fund. For additional information regarding minimum initial and subsequent investment amounts and sales charges, see "How do the fees and expenses of the Fund compare to those of the RS Fund, and what are they estimated to be following the Reorganization?" and Appendix D: Information Applicable to RS Capital Appreciation Fund.

There are, however, some differences in the types of policies each Fund has adopted and the services each provides its shareholders. The Fund typically distributes any income it receives semi-annually as dividends to its shareholders. The RS Fund intends to distribute substantially all net investment income to shareholders annually. The Fund charges a 2% redemption fee on redemptions made within 90 days of purchase. The RS Fund does not charge a redemption fee. In addition to the automatic investment and automatic withdrawal plans offered by both funds, the RS Fund offers an automatic exchange plan whereby shareholders may exchange set amounts of $100 or more among any of the series of RS Investment Trust. After the Reorganization, Fund shareholders who receive Class A shares of the RS Fund in connection with the Reorganization will be able to purchase additional Class A shares of the RS Fund or exchange the Class A shares they received in connection with the reorganization for Class A shares of any other existing series of RS Investment Trust (the "Current RS Funds"), without paying any sales loads that would otherwise apply, subject to the RS Fund's right to reject any purchases, in whole or in part, in its discretion. All other restrictions of the RS Fund with respect to new purchases will continue to apply. For additional information regarding the RS Fund policies and the shareholder plans it offers, see Appendix D: Information Applicable to the RS Capital Appreciation Fund.

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6.  How do the investment objectives, principal investment strategies, policies, and principal risks of the Fund compare to those of the RS Fund?

The investment objective and strategies of the Fund and the RS Fund are substantially similar and are set forth below and in Appendix B. Differences in the descriptions of the Funds' investment objectives and policies are not expected to result in any significant differences in the management of the Funds.

Oak Value Fund	RS Capital Appreciation Fund
Investment Objective: To seek capital appreciation.
Principal Investment Strategies:
The Fund's portfolio will be comprised primarily of common stocks, preferred stocks and securities convertible into common stocks, traded on domestic or foreign securities exchanges or on the over-the-counter markets. Securities selected are those that, in the opinion of the Adviser, are advantaged businesses that can be purchased at a discount to the Adviser's estimate of the company's intrinsic value.
The Adviser selects securities based upon the Adviser's view of the intrinsic value of the issuer and its equity securities relative to the market price. A few of the characteristics that may indicate unrecognized intrinsic value are that the shares sell at a:
• Substantial discount to the value of the business determined by cash flow analysis (discounted cash flow) and qualitative characteristics such as the company's position relative to its customers, suppliers, competitors and substitute products;
• Substantial discount from a price at which the securities of comparable businesses have been sold in arms' length transactions between parties judged to be competent business persons; or	Investment Objective: Long term growth of capital.
Principal Investment Strategies:
The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks. The Fund typically invests primarily in the securities of U.S. large capitalization companies, but may invest in the securities of foreign companies and companies of any market capitalization. The Fund may invest in securities traded on securities exchanges or over-the-counter. The Fund's investment team currently expects that the Fund will normally hold between 20 and 30 securities positions. The Fund is a non-diversified mutual fund.
The investment team combines elements of traditional growth and value investment disciplines in its management of the Fund. The Fund's investment team performs fundamental research on individual companies and seeks to identify advantaged businesses that can produce predictable and growing excess cash flow. The team seeks to purchase companies with these growth characteristics only when the companies' current market value is lower than the investment team's estimate of the companies' long-term intrinsic values.
The investment team seeks to identify "advantaged businesses," which are companies the investment team believes

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Oak Value Fund	RS Capital Appreciation Fund
• Substantial discount from asset value which is based on the sum of the company's parts including consideration of hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises.
Other characteristics considered desirable by the Adviser in selecting potential investments include:
• Evidence of financial strength—Advantaged businesses have solid financial foundations, as represented by strong balance sheets and prudent levels of debt.
• Cash flow generation—Advantaged businesses typically generate sufficient cash flow to fund internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings.
• Pricing flexibility—Advantaged businesses generally demonstrate the ability to insulate their economics from extremely competitive pricing pressure.
• Franchise position—Advantaged businesses typically have a leading market share, or a defined niche in its market.
• Competitive barriers to entry—Advantaged businesses tend to operate in industries with significant barriers to entry.
• Attractive returns on capital—Advantaged businesses tend to generate above average returns on the capital they employ.	have one or more of the following growth characteristics:
• Growth potential—companies that can grow by leveraging their structural, competitive and economic positions into other markets and/or products
• Financial strength—companies with solid financial foundations, as represented by strong balance sheets and prudent levels of debt
• Cash flow generation—companies that can typically generate excess cash flow beyond that needed to fund internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings
• Pricing flexibility—companies that demonstrate the ability to insulate their economics from extremely competitive pricing pressure
• Franchise position—companies that typically have a leading market share, or a defined niche in their market
• Competitive barriers to entry—companies that tend to operate in industries with significant barriers to entry
• Attractive returns on capital—companies that tend to generate above average returns on the capital they deploy
Once the investment team identifies an advantaged company with one or more of these growth characteristics, it evaluates the company's current market price on the basis of a number of criteria, including:
• Discounted cash flow analysis—whether the company's current market value reflects an acceptable discount to the value of the business as determined by cash flow analysis

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Oak Value Fund	RS Capital Appreciation Fund
• Growth potential—Advantaged businesses tend to provide the opportunity for growth through the leveraging of their advantaged position to other markets products.
While portfolio securities are generally acquired for the long term, they are typically sold under one or more of the following circumstances, when the Adviser believes that:
• The anticipated price appreciation has been achieved or is no longer probable;
• Alternate investments offer superior total return prospects; or
• A fundamental change has occurred in the company or its market.	• Discount to comparable transaction value—whether the company's current market value reflects a substantial discount from a price at which the securities of comparable businesses have been sold in arms length transactions
• Discount to asset value—whether the company's current market value reflects a substantial discount from the company's asset value, as determined by the Fund's investment team based on its analysis of the company's hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises.
While investments are generally made for the long term, they are typically sold when the investment team believes that:
• Anticipated price appreciation has been achieved or is no longer probable;
• Alternate investments offer superior total return prospects; or
• A fundamental change has occurred in the company or its market.

The Fund and the RS Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of the outstanding voting securities (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the RS Fund, as applicable; other investment policies can be changed without such consent of the holders of a majority of the outstanding voting securities of the Fund or the RS Fund, as applicable. A comparison of the fundamental investment policies of the Fund and the RS Fund is attached to this Prospectus/Proxy Statement as Appendix C. Differences in the Funds' fundamental policies are not expected to result in any significant differences in the management of the Funds.

The Fund has a number of investment limitations the RS Fund does not. The Fund may invest up to 10% of its net assets in illiquid securities, whereas the RS

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Fund may invest up to 15% of its net assets in illiquid securities. The liquidity policies of both funds may be changed without shareholder approval. The Fund is subject to the following investment restrictions that cannot be changed without shareholder approval, under which the Fund may not: (i) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) and (ii) invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or the NYSE Amex Equities (formerly, the American Stock Exchange); warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The RS Fund is not subject to those restrictions.

The RS Fund is a non-diversified investment company. Although the Fund is a diversified investment company, this difference is not expected to result in any significant change in investment strategy. A non-diversified fund has greater flexibility to invest in a more limited number of issuers than a diversified fund.

For more information regarding any of the Fund's or RS Fund's investment policies and restrictions, see the Fund's Statement of Additional Information or the Statement of Additional Information relating to this Prospectus/Proxy Statement, respectively.

7.  What are the principal risks of an investment in the RS Fund and how do they compare with those of the Oak Value Fund?

The principal risks of the RS Fund are substantially similar to the principal risks associated with an investment in the Fund (although the precise identification and descriptions of those risks may differ). See Appendix B for a more detailed summary of each of the principal risks relating to the RS Fund.

A shareholder could lose some or all of the shareholder's investment in the Fund or the RS Fund. The analysis of an investment by the Fund's or the RS Fund's adviser can be incorrect and their selection of investments can lead to the Fund or the RS Fund underperforming other funds with similar investment strategies. The portfolio managers may not properly ascertain the appropriate mix of investments for any particular economic cycle. Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Fund or the RS Fund. The performance of an investment in certain types of securities may be more dependent on an adviser's analysis than would be the case for other types of securities.

Among the principal risks of investing in either the Fund or the RS Fund, which could adversely affect their net asset value and total return, are:

•  Equity Securities Risk—The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

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•  Foreign Securities Risk—Foreign securities are subject to political, regulatory and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

An investment in the RS Fund is subject to the following principal investment risks, which are not currently included among the principal investment risks of the Fund:

•  Non-diversification Risk—A non-diversified fund is able to invest in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

•  Overweighting Risk—Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

•  Underweighting Risk—If the Fund underweights its investment in an industry or group of industries, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

8.  What RS Fund shares will shareholders of the Fund receive if the Reorganization occurs?

The Fund's shareholders will receive Class A shares of the RS Fund in an amount equal to the aggregate net asset value of the Fund shares exchanged therefor.

The Fund is a diversified series of Oak Value Trust, a Massachusetts business trust, and is governed by Oak Value Trust's Declaration of Trust and bylaws. The RS Fund is a non-diversified series of RS Investment Trust, a Massachusetts business trust, and is governed by RS Investment Trust's Declaration of Trust and bylaws. If the Reorganization occurs, shareholders of the Fund will have voting and other rights generally similar to those they had as shareholders of the Fund, but as shareholders of the RS Fund. There are, however, some differences. For example, Oak Value Trust's Declaration of Trust provides that shareholders can compel the Trustees of Oak Value Trust to call a meeting of shareholders upon the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote at such meeting, whereas RS Investment Trust's Declaration of Trust does not provide shareholders with the ability to call shareholder meetings. By way of further example, under Oak Value Trust's Declaration of Trust and

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bylaws, at least fifty percent of the shares entitled to vote to at a meeting constitutes a quorum, while RS Investment Trust's Declaration of Trust and bylaws contemplate that forty percent of the outstanding voting shares to constitute quorum.

With respect to matters to be voted on by the shareholders of all the series of RS Investment Trust as a group, such as the election of Trustees or matters affecting the entire trust, the votes of shareholders of the RS Fund would be counted with the Current RS Funds. In these instances, the votes of former shareholders of the Fund (as shareholders of the RS Fund) would be diluted by the votes of the other series of RS Investment Trust.

Please see Appendix E—Comparison of Organizational Documents for more information regarding the differences between Oak Value Trust's Declaration of Trust and bylaws and RS Investment Trust's Declaration of Trust and bylaws.

9.  What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that neither the Fund nor shareholders of the Fund are expected to recognize a gain or loss directly as a result of the Reorganization. It should be noted, however, that the Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or capital gain.

The adjusted tax basis of the Fund's shares is expected to carry over to shareholders' new shares in the RS Fund that are received in the Reorganization in exchange for those Fund shares, and the holding period in the shares of the RS Fund received is expected to be determined by including the holding period of those Fund shares, provided that the shareholder held those Fund shares as capital assets.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes. Please see "II. PROPOSAL: REORGANIZATION OF THE OAK VALUE FUND INTO THE RS FUND—U.S. Federal Income Tax Consequences" for additional information.

10.  What other changes will occur as a result of the Reorganization?

Following the Reorganization, the Fund will be governed by Trustees and officers who are different from the Trustees and officers of Oak Value Trust. For a list of the RS Fund's Trustees and officers and their principal occupation or occupations for the past five years, please see the Statement of Additional Information relating to this Prospectus/Proxy Statement. Some of the various service providers for the RS Fund are different from those of the Fund. See "Comparison of Service Providers" on page 21. The RS Fund also has different operating and compliance policies and procedures, including, for example, its code of ethics, privacy policy, and policy regarding transactions with affiliates, than those of the Fund.

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II. PROPOSAL: REORGANIZATION OF THE OAK VALUE FUND INTO THE RS FUND.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Oak Value Fund by and on behalf of the Board of Trustees of Oak Value Trust for use at the Meeting.

Terms of The Proposed Reorganization.

Shareholders of the Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization. If approved by the Fund's shareholders, the Reorganization is expected to occur on or around September 7, 2010, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the "Closing Date"). If the Agreement and Plan of Reorganization is not approved by the shareholders of the Fund, the Board of Trustees of Oak Value Trust will consider what other action, if any, should be taken with respect to the Fund.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A.

•  Oak Value Fund will transfer all of its assets and liabilities to the RS Fund in exchange for Class A shares of the RS Fund, with an aggregate net asset value not less than the net value of the transferred assets and liabilities.

•  The assets and liabilities of the Fund and the RS Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures for the RS Fund.

•  The Class A shares of the RS Fund received by the Fund will be distributed to the shareholders of the Fund in an amount not less than the aggregate net asset value of the Fund shares exchanged therefor, in full liquidation of the Fund.

•  As part of the Reorganization, the Fund's affairs will be wound up, and the Fund will be terminated under state law.

•  The Reorganization requires approval by shareholders of the Fund and satisfaction of a number of other conditions; the Reorganization may be terminated at any time with the approval of RS Investment Trust and Oak Value Trust and under certain other circumstances.

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RS Fund Shares.

If the Reorganization occurs, shareholders of the Fund will receive Class A shares of the RS Fund in an amount equal to the net asset value of the Fund shares exchanged therefor. The RS Fund shares that a Fund shareholder will receive will have the following characteristics:

•  They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's shares of the Fund as of the business day before the closing of the Reorganization, as determined using RS Investment Trust's valuation policies and procedures.

•  The procedures for purchasing and redeeming a shareholder's shares will not change materially as a result of the Reorganization.

•  Shareholders will have more exchange options than they currently have because shareholders of the RS Fund may exchange their Class A shares for Class A shares of the other series of RS Investment Trust, provided that the series of RS Investment Trust is accepting additional investments and the shareholder is otherwise eligible to invest in such series. Exchanges of shares will be made at their relative net asset values.

•  Shareholders will have voting and other rights generally similar to those they currently have, but as shareholders of the RS Fund.

For further information on the shareholder policies and procedures of the RS Fund, please read Appendix D—Information Applicable to RS Capital Appreciation Fund. For further information on the differences between the rights of shareholders of the Fund and shareholders of the RS Fund, please read Appendix E—Comparison of Organizational Documents.

Factors Considered by the Board of Trustees of Oak Value Trust.

In considering whether to approve the Reorganization and recommend its approval to the Fund shareholders, the Board of Trustees of the Oak Value Trust compared the material attributes of the Fund and the RS Fund. The Trustees reviewed whether the post-Reorganization advisory, distribution and other major service arrangements are consistent with the best interests of shareholders. The Trustees specifically noted that adequate provisions will be made for the assumption of the Fund's liabilities; the interests of shareholders will not be diluted; the investment objectives and policies of the Fund and the RS Fund are substantially identical or similar; no sales charges will be imposed in connection with the proposed transactions; the proposed transactions will be free from federal income taxes; the transfer of assets in exchange for shares will be at relative net asset value; the proposed transactions will be submitted to shareholders of the Fund for approval; and the terms of the Reorganization do not involve bad faith on the part of any person concerned.

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In addition, the Trustees considered: the terms and conditions of the Reorganization, including valuation and pricing of assets; the comparison of the expense ratios of the Fund and the RS Fund; that shareholders will not bear the costs associated with the Reorganization; the investment experience, expertise and resources of the RS Fund's advisory personnel; service features available to shareholders; and any other anticipated effects of the Reorganization, beneficial or otherwise.

After reviewing the foregoing factors, the Trustees, in their business judgment, determined that the Reorganization is in the best interests of the Fund shareholders.

The Board of Trustees of RS Investment Trust approved the Reorganization at a meeting held on June 21, 2010. A vote of shareholders of the RS Fund is not needed to approve the Reorganization.

U.S. Federal Income Tax Consequences.

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Ropes & Gray LLP, counsel to RS Investment Trust, will deliver to the RS Fund and the Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

•  The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Fund and the RS Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  Under Code Section 361, no gain or loss will be recognized by the Fund (i) upon the transfer of its assets to the RS Fund in exchange for Class A shares of the RS Fund and the assumption by the RS Fund of the liabilities of the Fund or (ii) upon the distribution of Class A shares of the RS Fund by the Fund to its shareholders in liquidation;

•  Under Code Section 354, no gain or loss will be recognized by shareholders of the Fund upon the exchange of all of their Fund shares for Class A shares of the RS Fund in the Reorganization;

•  Under Code Section 358, the aggregate tax basis of the Class A shares of the RS Fund to be received by each Fund shareholder in exchange for his or her or its Fund shares in the Reorganization will be the same as the aggregate tax basis of the Fund shares exchanged therefor;

•  Under Section 1223(1) of the Code, a Fund shareholder's holding period for the Class A shares of the RS Fund to be received pursuant to the Reorganization will be determined by including the holding period for the

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Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

•  Under Code Section 1032, no gain or loss will be recognized by the RS Fund upon receipt of the assets of the RS Fund pursuant to the Reorganization in exchange for the assumption by the RS Fund of the liabilities of the Fund and issuance of the Class A shares of the RS Fund;

•  Under Code Section 362(b), the RS Fund's tax basis of the assets that the RS Fund acquires from the Fund in the Reorganization will be the same as the Fund's tax basis of such assets immediately prior to such transfer;

•  Under Code Section 1223(2), the holding period for the assets the RS Fund receives from the Fund in the Reorganization will include the periods during which such assets were held by the Fund; and

•  The RS Fund will succeed to and take into account all items of the Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

The Ropes & Gray LLP opinion will be based on certain factual certifications made by officers of the Trust and the RS Investment Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service ("IRS") or a court would agree with Ropes & Gray LLP's opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of the Class A shares of the RS Fund he or she received in the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders, the Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or capital gain.

The ability of the RS Fund to carry forward capital losses of the Fund (if any) after the Closing Date and use such losses to offset future gains will not be limited as a direct result of the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

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Comparison of Service Providers.

Oak Value Capital Management, Inc., located at 1450 Raleigh Road, Suite 220, Chapel Hill, North Carolina 27517, is the investment adviser to the Oak Value Fund. RS Investments, located at 388 Market Street, Suite 1700, San Francisco, CA 94111, serves as investment adviser to all the series of RS Investment Trust, including the RS Fund, and as administrator to the RS Fund. However, the portfolio managers for the RS Fund will be located in a new Chapel Hill, North Carolina office of RS Investments.

The following table identifies certain of the service providers for the Oak Value Fund and the RS Fund, after the proposed Reorganization.

	Oak Value Fund	The RS Fund
Distributor:	Ultimus Fund Distributors, LLC	Guardian Investor Services LLC

Transfer Agent:	Ultimus Fund Solutions, LLC	Boston Financial Data Services

Administrator:	Ultimus Fund Solutions, LLC	RS Investments

Custodian:	U.S. Bank, N.A.	State Street Bank and Trust Company

Independent Registered Public Accounting Firm:	BBD, LLP	PricewaterhouseCoopers LLP

Additional information regarding the RS Fund's service providers is available in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Existing and Pro Forma Capitalization.

The following table shows on an unaudited basis as of December 31, 2009: (i) the capitalization of the Fund and the RS Fund and (ii) the pro forma capitalization of the RS Fund, as adjusted giving effect to the proposed Reorganization:

	Oak Value Fund	RS Capital Appreciation Fund (Class A Shares)	Pro Forma Adjustments	RS Capital Appreciation Fund (Class A Shares) Pro Forma Combined*
Net asset value	$76,411,000	—	—	$76,411,000
Shares outstanding	3,951,143	—	—	3,951,143
Net asset value per share	$19.34	—	—	$19.34

  *  Assumes the Reorganization was consummated on December 31, 2009 and is for information purposes only.

The capitalization of the Fund, and consequently the pro forma capitalization of the RS Fund, is likely to be different at the effective time of the Reorganizations as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Fund prior to the completion of the Reorganization.

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Additional Information.

Additional information applicable to the RS Fund is located in Appendix B—Investment Objective and Principal Investment Strategies of the RS Fund and Related Principal Risks and Appendix D—Information Applicable to RS Capital Appreciation Fund. Information about the Fund is incorporated by reference from the Oak Value Fund's prospectus and statement of additional information, both dated November 1, 2009, as supplemented from time to time.

THE BOARD OF TRUSTEES OF OAK VALUE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE OAK VALUE FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

III. VOTING INFORMATION.

Required Vote for the Proposal.

Approval of the Reorganization requires the affirmative vote of the holders of not less than a majority of the shares of the Fund outstanding and entitled to vote. A vote of shareholders of the RS Fund is not needed to approve the Reorganization.

If shareholders of the Fund do not approve the Reorganization, the Board of Trustees of Oak Value Trust may consider possible alternative arrangements in the best interests of Oak Value Fund and its shareholders.

Voting Information.

The Board of Trustees of Oak Value Trust has fixed the close of business on July 9, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone communication by officers of Oak Value Trust, or by regular employees of The Altman Group, Inc. ("Altman"), none of whom will receive compensation for their participation in the solicitation. RS Investments has retained Altman, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $11,000. RS Investments will bear all reasonable out of pocket costs and expenses in connection with the preparation of proxy statements and related materials, including printing and delivery costs and solicitation of proxies.

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Voting Process.

Shareholders can vote in any one of the following ways:

a.  By mail, by filling out and returning the enclosed proxy card;

b.  By submitting their voting instructions via the Internet through a program provided by a third party vendor hired by RS (please access the Internet address listed on your proxy card, and follow the instructions on the Internet site);

c.  By automated telephone service (call the toll-free number listed on your proxy card); or

d.  In person at the Meeting.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, or (iv) by attending the Meeting and voting in person.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Altman, the Trust's proxy solicitor, if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy instruction is solicited, the Altman representative is required to ask for each shareholder's full name and address, or the zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman, then the Altman representative has the responsibility to explain the process, read the Proposal listed on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Altman will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her instruction and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.

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Shareholders of the Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share entitled to vote on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Costs.

Neither the Fund nor the RS Fund will bear the costs of the Reorganization. RS Investments has agreed to pay all reasonable out of pocket costs and expenses in connection with the Reorganization.

Quorum and Method of Tabulation.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the Proposal.

Fifty percent (50%) of the shares of the Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and "broker non-votes" will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Distributor's Address.

The address of the Oak Value Fund's distributor is Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The RS Fund's distributor is Guardian Investor Services LLC, 7 Hanover Square, New York, New York 10004.

Share Ownership.

The table below shows the number of issued and outstanding voting shares of the Fund as of July 9, 2010.

Fund	Number of Shares Outstanding and Entitled to Vote
Oak Value Fund	3,957,382.398

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As of July 12, 2010, the Trustees and officers of the Fund owned 1.85% of the outstanding shares of the Fund. As of July 12, 2010, the following shareholders owned of record, or, to the Fund's knowledge, beneficially owned, five percent or more of the Fund:

Oak Value Fund	Number of Shares Owned	% Record Ownership
CHARLES SCHWAB AND CO INC AND REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,035,986.466	26.18%
NFSC ATTN S CHATTENGOON MUTUAL FBO FDS RECONCILIATION VELLA 200 LIBERTY ST NEW YORK NY 10281-1003	480,800.003	12.15%

No shares of the RS Fund are issued and outstanding as of the date of this Prospectus/Proxy Statement. As a result, the percentage of the RS Fund shares to be held by the Fund's shareholders upon consummation of the proposed transaction is expected to be the same.

Adjournments; Other Business.

If sufficient votes have not been received by the time of the Meeting to approve the Proposal in respect of the Fund, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment with respect to a Fund requires the affirmative vote of a majority of the total number of shares of the Fund that are present in person or by proxy, whether or not a quorum is present. With respect to any such adjournment or any other procedural matter, the persons named as proxies will vote at their discretion so as to facilitate the approval of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal to approve the Agreement and Plan of Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Oak Value Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

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IV. INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additional information about the RS Fund is included in the Statement of Additional Information dated July 27, 2010, relating to this Prospectus/Proxy Statement, which has been filed with the Commission under the Securities Act of 1933. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge by calling 1-800-622-2474.

Proxy material, reports, proxy and information statements, registration statements and other information filed by RS Investment Trust can be inspected and copied at the Commission's public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, Suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, Suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of June 23, 2010, by and among RS Investment Trust, a Massachusetts business trust (the "Acquiring Trust"), on behalf of its RS Capital Appreciation Fund series (the "Acquiring Fund"), Oak Value Trust, a Massachusetts business trust (the "Acquired Trust"), on behalf of its Oak Value Fund series (the "Acquired Fund"), and, for purposes of Sections 5.7, 5.8, and 5.9 only, Oak Value Capital Management, Inc. ("OVCM"), and, for purposes of Section 9.2 only, RS Investment Management Co. LLC ("RSIM").

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares (the "Class A Acquisition Shares"), of beneficial interest, without par value, of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (ii) the distribution, after the closing date contemplated by Section 3.1 (the "Closing Date"), of the Class A Acquisition Shares pro rata to the shareholders of the Acquired Fund, and the termination, dissolution, and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of shares of beneficial interest of an open-end, registered investment company of the management type;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Class A Acquisition Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.  Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)  The Acquired Fund will sell, assign, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)  In consideration therefor, the Acquiring Fund shall, on the Closing Date, issue and deliver to the Acquired Fund the number of Class A Acquisition Shares (including fractional shares, if any) determined by dividing (i) the amount of the assets of the Acquired Fund, less the amount of the liabilities of the Acquired Fund reflected in the statement of assets and liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.2, by (ii) the net asset value of one Class A Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued. Such transactions shall take place at the closing provided for in Section 3 (the "Closing"). The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing.

(c)  Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Class A Acquisition Shares received by it, each shareholder being entitled to receive that number of Class A Acquisition Shares equal to the total of (i) the number of shares of the Acquired Fund (the "Acquired Fund Shares") held by such shareholder divided by the number of such Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares received by the Acquired Fund.

1.2.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold, and all other properties and assets which are owned by the Acquired Fund on the Closing Date.

1.3.  As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record the Class A Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Class A Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective pro rata number of the Class A Acquisition Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Class A Acquisition Shares in connection with such exchange.

1.4.  With respect to the Class A Acquisition Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Class A Acquisition Shares therefore, exchange such Class A Acquisition Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Class A Acquisition Shares, or pledge or redeem such Class A Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.  As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. As promptly as practicable after the liquidation of the Acquired Fund and its deregistration as a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), the Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust's Declaration of Trust and Bylaws, as amended, and applicable law, and its legal existence terminated. Any reporting or filing responsibility, including, without limitation, any acts or obligations required under federal securities laws or the law of any state, of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.  Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring

Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.  VALUATION

2.1.  On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class A Acquisition Shares (including fractional shares, if any) determined as provided in Section 1.1.

2.2.  The value of the Acquired Fund's net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust's Agreement and Declaration of Trust and the Registration Statement on Form N-14 of the Acquiring Trust (the "Registration Statement").

2.3.  The net asset value of a Class A Acquisition Share shall be the net asset value per share of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Declaration of Trust and the Registration Statement.

2.4.  The Valuation Date shall be 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Acquired Fund, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the "Valuation Date").

2.5.  The Acquiring Fund shall issue the Class A Acquisition Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Class A Acquisition Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to the Acquiring Trust's transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.  The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash and dividends, rights, and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the

Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

3.  CLOSING AND CLOSING DATE

3.1.  The Closing Date shall be August 31, 2010, or at such other date to which the parties may agree. The Closing shall be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.

3.2.  The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company, or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company custodian for RS Capital Appreciation Fund."

3.3.  In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4.  At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary, or Assistant Secretary of the Acquired Trust on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Class A Acquisition Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Class A Acquisition Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.  At the Closing, the Acquired Fund shall deliver to the Acquiring Fund bills of sale, checks, assignments, stock certificates, receipts, or other documents as the Acquiring Fund or its counsel may reasonably request in connection with the transfer of assets, and liquidation contemplated by Section 1.

4.  REPRESENTATIONS AND WARRANTIES

4.1.  Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following at and as of the Closing Date:

(a)  The Acquired Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

(b)  The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act.

(c)  The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust's Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery, and performance of this Agreement will not result in any such violation.

(d)  The Acquired Fund's current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to either of the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)  No material litigation, administrative or other proceedings, or investigation is presently pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated, directly or indirectly, to indemnify in connection with such litigation, proceedings, or investigation. Neither the Acquired Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings, and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)  The financial statements of the Acquired Fund for the fiscal year ended June 30, 2009, and, as of the date of their delivery to the Acquiring Fund and at and as of the Closing Date, the financial statements of the Acquired Fund for the fiscal year ended June 30, 2010, in each case audited by BBD, LLP, independent registered public accounting firm to the Acquired Fund and the unaudited financial statements of the Acquired Fund for the six months ended December 31, 2009 (collectively, the "Financial Statements"), copies of which have been furnished to the Acquiring Fund (or, in the case of the financial statements of the Acquired Fund for the fiscal year ended June 30, 2010, copies of which shall be furnished to the Acquiring Fund no later than fifteen (15) days prior to the Closing Date), fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities, contingent or otherwise, other than those shown on the Financial Statements or those incurred in the ordinary course of its business since June 30, 2009. Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2009, whether or not incurred in the ordinary course of business.

(h)  Since June 30, 2009, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business, or any incurrence, other than in the ordinary course of business, by the Acquired Fund of indebtedness.

(i)  As of the Closing Date: (i) all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) have been timely filed and were true, correct, and complete in all material respects as of the time of their filing; (ii) all taxes (if any) of the Acquired Fund which were due and payable have been timely paid; (iii) the Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement; (iv) all of the Acquired Fund's tax liabilities have been adequately provided for on its books; and (v) the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised by any tax authority, and it is not under audit or investigation by the Internal Revenue Service or by any state, local, or other tax authority for taxes in excess of those already paid.

(j)  At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a "regulated investment company" under Subchapter M of the Code. The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as accrued on the Acquired Fund's books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)  The Acquired Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return.

(l)  The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (i) through (k) of this Section 4.1.

(m)  The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of one series, constituting the Acquired Fund. The outstanding shares of beneficial interest of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(n)  The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(o)  The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(p)  The Class A Acquisition Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(q)  The information relating to the Acquired Trust and the Acquired Fund furnished by the Acquired Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(r)  As of the date of this Agreement, the Acquired Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably requested by the Acquiring Fund for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement"), to be included in the Registration Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund, and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Trust or the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(s)  There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(t)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(u)  As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens, or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its portfolio investments (including market values), as of December 31, 2009 as supplemented with such changes as the Acquired Fund shall make after December 31, 2009, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(v)  The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(w)  The issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.  Representations and Warranties of the Acquiring Trust and the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following at and as of the Closing Date:

(a)  The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure so to qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

(b)  The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Agreement and Declaration of Trust of the Acquiring Trust and the 1940 Act.

(c)  The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust's Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)  No material litigation, administrative, or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings, or investigation. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(e)  The Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(f)  The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of operations). It has not yet filed its first U.S. federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for U.S. federal income tax purposes. However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and, from the beginning of its first taxable year, Acquiring Fund will take all steps necessary to ensure that it qualifies and will be treated as a "regulated investment company" under Sections 851 and 852 of the Code.

(g)  The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the Acquiring Fund will have outstanding the Class A shares of beneficial interest issued to the shareholders of the Acquired Fund as contemplated by this Agreement, having the characteristics described in the Registration Statement. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(h)  The execution, delivery, and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(i)  The Class A Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Registration Statement) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(j)  The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(k)  As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund, and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(l)  There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Registration Statement.

(m)  The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(n)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, or state securities or blue sky laws.

5.  COVENANTS OF THE PARTIES

5.1.  The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations.

5.2.  The Acquired Trust on behalf of the Acquired Fund will call a meeting of the Acquired Fund shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.  The Acquired Fund and the Acquiring Fund will cooperate with each other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.4.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes that will be carried over by the Acquiring Fund pursuant to Section 381 of the Code, and which will be reviewed by BBD, LLP and certified by the Acquired Trust's President.

5.5.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6.  The Acquired Fund agrees that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Trust's Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

5.7.  If a federal, state or other tax return of the Acquired Fund with respect to its taxable year ending on June 30, 2010 (each, a "June 2010 Tax Return") is due on or before the Closing Date (after giving effect to any properly filed extension), the Acquired Fund or OVCM will cause or will have caused BBD, LLP to timely prepare and file any such June 2010 Tax Return on or before its due date (after giving effect to any properly filed extension) and any June 2010 Tax Return so prepared and filed will be, or will have been, true, correct and complete in all material respects. The Acquired Fund will timely pay, or will have timely paid, all federal, state or other taxes or other fees or assessments (if any) shown to be due on said June 2010 Tax Return. For the avoidance of doubt, for purposes of Sections 5.7, 5.8, and 5.9 hereof, a June 2010 Tax Return shall not include any excise tax return required to be filed with the Internal Revenue Service for the calendar year ending December 31, 2010 pursuant to Section 4982 of the Code.

5.8.  If a June 2010 Tax Return of the Acquired Fund is due after the Closing Date (after giving effect to any properly filed extension made by OVCM or BBD, LLP), OVCM agrees to cause BBD, LLP to prepare such June 2010 Tax Return in such a manner so that the return is true, correct and complete. OVCM shall use reasonable best efforts to cause BBD, LLP to (i) provide the Acquiring Fund with a copy of such June 2010 Tax Return, as proposed to be filed with the applicable tax authority, and (ii) notify the Acquiring Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said June 2010 Tax Return, in each case no later than twenty (20) days prior to the earlier of November 30, 2010 or such a June 2010 Tax Return's due date (after giving effect to any properly filed extension made by OVCM or BBD, LLP). The Acquiring Fund shall request any changes to such June 2010 Tax Return within ten (10) days after it receives the copy of the June 2010 Tax Return. OVCM shall use reasonable best efforts to cause BBD, LLP, no later than the earlier of November 30, 2010 or such a June 2010 Tax Return's due date (after giving effect to any properly filed extension made by OVCM or BBD, LLP), to (i) make any changes to such June 2010 Tax Return as the Acquiring Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such June 2010 Tax Return and the amount of any "spillback" dividend election proposed to be made pursuant to Section 855 of the Code, consistent with the Acquiring Fund's compliance with the requirements under Subchapter M and the elimination of all excise taxes, and (ii) provide the Acquiring Fund with a revised copy of such June 2010 Tax Return. Provided OVCM has complied with its obligations set forth in this Section 5.8, the Acquiring Fund will timely file any such June 2010 Tax Return with the applicable tax authority, and pay any and all taxes or other fees or assessments shown to be due and payable on any such June 2010 Tax Return.

5.9.  OVCM further agrees to provide reasonable assistance to the Acquiring Fund in connection with the Acquiring Fund's preparation and filing of any other tax returns for the Acquired Fund and/or the Acquiring Fund for tax periods including the Closing Date, and OVCM shall provide such assistance, which shall include providing reasonable access to its records, at the request of the Acquiring Fund and without any additional consideration therefor.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.  The Acquired Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Acquired Trust's President or any Vice President, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.  The Acquired Fund shall have furnished to the Acquiring Fund a copy of the tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns, except the June 2010 Returns described in Sections 5.7 and 5.8 hereof, required by law to be filed by the Acquiring Fund after the Closing Date, as well as a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Date, certified on the Acquired Fund's behalf by the Acquired Trust's President (or any Vice President), and a certificate of such officer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2009. The Acquired Fund also shall have furnished to the Acquiring Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of each of the Acquired Fund's Investments as the Acquiring Fund may reasonably request.

6.3.  The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust's Agreement and Declaration of Trust or of investment restrictions disclosed in the

Registration Statement, or by reason of applicable law, may not properly acquire.

6.4.  The Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.5.  The Acquired Fund's transfer agent shall have provided to the Acquiring Fund's transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund's transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund's transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.6.  All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel, to indemnify the Acquiring Fund against any expense, loss, claim, damage, or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.7.  The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of The Commonwealth of Massachusetts, to the following effect:

(a)  The Acquired Trust has been formed and is validly existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust" under the laws of The Commonwealth of Massachusetts and has power as a business trust to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement, and the Acquired Fund is a separate series thereof duly established in accordance with the Declaration of Trust and Bylaws of the Acquired Trust and applicable law.

(b)  This Agreement has been duly authorized, executed, and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution, and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(c)  The Acquired Fund has the power as a series of a business trust to sell, assign, transfer, and deliver the assets to be transferred by it hereunder.

(d)  The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound.

(e)  To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f)  Such counsel does not know of any legal or governmental proceedings relating to the Acquired Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(g)  The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

6.8.  The Acquired Trust, on behalf of the Acquired Fund, shall have terminated the Acquired Fund's obligations to pay or reimburse third parties, including OVCM, Ultimus Fund Distributors, LLC, Ultimus Fund Solutions, LLC, and broker-dealers and other financial institutions, for recordkeeping services, sub-accounting services, other shareholder or administrative services, and other similar services performed for the benefit of the Acquired Fund or its shareholders, and all associated liabilities of the Acquired Fund in respect thereof shall have been accrued or paid.

6.9.  The Acquired Trust, on behalf of the Acquired Fund, shall have terminated the Loan Agreement, originally dated June 19, 2002, by and among the Acquired Trust, for the benefit of the Acquired Fund, and U.S. Bank, N.A., as such has been amended, restated, supplemented or otherwise modified from time to time.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.  The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust's President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring

Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.  The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.  All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.  The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)  The Acquiring Trust has been formed and is validly existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust" under the laws of The Commonwealth of Massachusetts and has power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly established in accordance with the Declaration of Trust and the Bylaws of the Acquiring Trust and applicable law.

(b)  This Agreement has been duly authorized, executed, and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution, and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(c)  The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(d)  To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)  Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)  The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(g)  Assuming that a consideration not less than the net asset value thereof has been paid, the Class A Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Registration Statement, nonassessable Class A shares of beneficial interest in the Acquiring Fund.

(h)  The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement shall have been approved by a majority vote of the shares of the Acquired Fund outstanding and entitled to vote in the manner required by the Acquired Trust's Declaration of Trust and Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.  The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

8.4.  The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a)  The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund and issuance of the Class A Acquisition Shares, followed by the distribution by the Acquired Fund of such Class A Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

(b)  Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Class A Acquisition Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution of the Class A Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)  Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of all of the liabilities of the Acquired Fund and issuance of the Class A Acquisition Shares, as contemplated in Section 1 hereof.

(d)  Under Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)  Under Code Section 1223(2), the holding periods for the assets it receives from the Acquired Fund in the Reorganization will include the periods during which such assets were held by the Acquired Fund.

(f)  Under Code Section 354, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Class A Acquisition Shares.

(g)  Under Code Section 358, the aggregate tax basis of the Class A Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)  Under Code Section 1223(1), an Acquired Fund shareholder's holding period for the Class A Acquisition Shares to be received will be determined by including the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Code

Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and the Treasury regulations thereunder.

  The opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions.

8.5.  At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.  BROKERAGE FEES; EXPENSES

9.1.  Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust, and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.  RSIM agrees to assume and to pay (a) all expenses incurred by the Acquiring Trust and the Acquiring Fund in connection with the transaction contemplated by this Agreement and (b) to the extent provided for in Section 5.10 of the Purchase and Sale Agreement by and among RSIM, OVCM and the Persons Set Forth on the Signature Page as Principals dated as of June 22, 2010 (the "Purchase Agreement"), all documented reasonable out of pocket costs and expenses incurred by the Acquired Fund, the Acquired Trust, OVCM or their affiliates in connection with the transaction contemplated by this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.  This Agreement, together with the Purchase Agreement, supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.  The representations, warranties, and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 1.6, 2.6, 5.4, 5.8, 5.9, 9, 14 and 15, and except for the purposes of and to the extent contemplated by Article X of the Purchase Agreement.

11.  TERMINATION

11.1.  This Agreement may be terminated by the mutual written agreement of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2.  In addition, either of the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)  With respect to a termination by the Acquired Trust, of a breach by the Acquiring Trust or the Acquiring Fund of any representation or warranty, or any covenant or agreement contained herein or a failure by the Acquiring Trust or the Acquiring Fund to perform and comply in all material respects with all of the agreements, covenants, obligations, and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing Date, and which breach or failure to perform cannot be cured or has not been cured within 15 calendar days (but not later than the termination date set forth in Section 11.3 herein) after the giving of written notice to the Acquiring Trust or the Acquiring Fund; provided, however, that if the Acquired Trust or the Acquired Fund is in breach of any provision of this Agreement, the Acquired Trust may not terminate this Agreement pursuant to this Section.

(b)  With respect to a termination by the Acquiring Trust, of a breach by the Acquired Trust or Acquired Fund of any representation or warranty or any covenant or agreement contained herein or a failure by the Acquired Trust or the Acquired Fund to perform and comply in all material respects with all of the agreements, covenants, obligations, and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing Date, and which breach or failure to perform cannot be cured or has not been cured within 15 calendar days (but not later than the termination date set forth in Section 11.3 herein) after the giving of written notice to the Acquired Trust or the Acquired Fund; provided, however, that if the Acquiring Trust or the Acquiring Fund is in breach of any provision of this Agreement, the Acquiring Trust may not terminate this Agreement pursuant to this Section.

(c)  Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling, or decree or taken any other action restraining, enjoining, or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein, and such judgment, injunction, order, ruling, decree, or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree, or other action lifted, vacated, or denied.

11.3.  If the transactions contemplated by this Agreement have not been substantially completed by December 23, 2010, this Agreement shall automatically terminate on that date unless a later date is agreed to by all of the parties to this Agreement.

11.4.  In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.  TRANSFER TAXES

Any transfer taxes payable upon issuance of the Class A Acquisition Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Class A Acquisition Shares are to be ultimately issued and transferred following the Closing.

13.  AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Class A Acquisition Shares to be issued to shareholders of the Acquired

Fund under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

Any notice, report, statement, or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, or certified mail addressed to the Acquired Trust or the Acquired Fund at 1450 Raleigh Road, Suite 220, Chapel Hill, North Carolina 27517, Attn: Larry D. Coats, Jr., Chief Executive Officer, or the Acquiring Trust or the Acquiring Fund at 388 Market Street, Suite 1700, San Francisco, California 94111, Attn: Terry R. Otton, President.

15.  MISCELLANEOUS

15.1.  The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.  This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the Acquired Fund, the Acquired Trust, the Acquiring Fund, and the Acquiring Trust, and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.  All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.  A copy of the Acquired Trust's Agreement and Declaration of Trust dated March 3, 1995, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts. This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually, and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Fund.

15.7.  A copy of the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust dated March 13, 1997, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually, and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

RS INVESTMENT TRUST
On behalf of RS Capital Appreciation Fund

By:	/s/ TERRY R. OTTON

_______________________________

Name: Terry R. Otton Title: President

OAK VALUE TRUST
On behalf of Oak Value Fund

By:	/s/ LARRY D. COATS, JR.

_______________________________

Name: Larry D. Coats, Jr. Title: President

For purposes of Sections 5.7, 5.8, and 5.9 only:

OAK VALUE CAPITAL MANAGEMENT, INC.

By:	/s/ LARRY D. COATS, JR.

_______________________________

Name: Larry D. Coats, Jr. Title: President/CEO

For purposes of Section 9.2 only:

RS INVESTMENT MANAGEMENT CO. LLC

By:	/s/ TERRY R. OTTON

_______________________________

Name: Terry R. Otton Title: Chief Executive Officer

(This page has been left blank intentionally.)

APPENDIX B

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE RS FUND AND RELATED PRINCIPAL RISKS

This Appendix B contains information regarding the RS Fund. Part I contains a summary of the investment objective, principal investment strategies, and principal investments of the RS Fund and Part II contains a more detailed summary of the principal risks relating to an investment in the RS Fund.

The RS Fund has filed a registration statement with the Securities and Exchange Commission relating to the offering of its shares. The investment objective and policies of the RS Fund may be changed in response to comments received by the Funds from the staff of the Securities and Exchange Commission prior to the effective date of that registration statement.

I.  Summary of Investment Objective and Principal Investment Strategies of the RS Fund

Investment Objective: Long term growth of capital.

Principal Investment Strategies: The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks. The Fund typically invests primarily in the securities of U.S. large capitalization companies, but may invest in the securities of foreign companies and companies of any market capitalization. The Fund may invest in securities traded on securities exchanges or over-the-counter. The Fund may invest without limit in securities of domestic or foreign issuers. The Fund's investment team currently expects that the Fund will normally hold between 20 and 30 securities positions. The Fund is a non-diversified mutual fund.

The investment team combines elements of traditional growth and value investment disciplines in its management of the Fund.The Fund's investment team performs fundamental research on individual companies and seeks to identify advantaged businesses that can produce predictable and growing excess cash flow. The team seeks to purchase companies with these growth characteristics only when the companies' current market value is lower than the investment team's estimate of the companies' long-term intrinsic values.

The investment team seeks to identify "advantaged businesses," which are companies the investment team believes have one or more of the following growth characteristics:

•  Growth potential—companies that can grow by leveraging their structural, competitive and economic positions into other markets and/or products

•  Financial strength—companies with solid financial foundations, as represented by strong balance sheets and prudent levels of debt

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•  Cash flow generation—companies that can typically generate excess cash flow beyond that needed to fund internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings

•  Pricing flexibility—companies that demonstrate the ability to insulate their economics from extremely competitive pricing pressure

•  Franchise position—companies that typically have a leading market share, or a defined niche in their market

•  Competitive barriers to entry—companies that tend to operate in industries with significant barriers to entry

•  Attractive returns on capital—companies that tend to generate above average returns on the capital they deploy

Once the investment team identifies an advantaged company with one or more of these growth characteristics, it evaluates the company's current market price on the basis of a number of criteria, including:

•  Discounted cash flow analysis—whether the company's current market value reflects an acceptable discount to the value of the business as determined by cash flow analysis

•  Discount to comparable transaction value—whether the company's current market value reflects a substantial discount from a price at which the securities of comparable businesses have been sold in arms length transactions

•  Discount to asset value—whether the company's current market value reflects a substantial discount from the company's asset value, as determined by the Fund's investment team based on its analysis of the company's hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises.

While investments are generally made for the long term, they are typically sold when the investment team believes that:

•  Anticipated price appreciation has been achieved or is no longer probable;

•  Alternate investments offer superior total return prospects; or

•  A fundamental change has occurred in the company or its market.

II.  Summary Description of Principal Risks

You could lose some or all of your investment in the Fund. The analysis of an investment by the Fund's portfolio managers can be incorrect and its selection of investments can lead to the Fund underperforming other funds with similar

B-2

investment strategies. The portfolio managers may not properly ascertain the appropriate mix of investments for any particular economic cycle. Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Fund. The performance of an investment in certain types of securities may be more dependent on an adviser's analysis than would be the case for other types of securities. The Fund may not achieve its investment objective. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk—The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk—Foreign securities are subject to political, regulatory and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Non-diversification Risk—A non-diversified fund is able to invest in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

Overweighting Risk—Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk—If the Fund underweights its investment in an industry or group of industries, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described above, the Fund may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus/Proxy Statement does not attempt to describe all of the various investment techniques and types of investments that the Fund's adviser might use in managing the Fund. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

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American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)

The Fund may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, GDRs, or other similar securities. An ADR is a U.S. dollar- denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. A GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Fund may borrow money for temporary emergency purposes or to facilitate redemptions, and may borrow as part of its investment strategy. When the Fund borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Cash Position Risk

The Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. The Fund's adviser will determine the amount of the Fund's assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Fund's assets invested in cash and cash equivalents may at times exceed 25% of the Fund's net assets. To the extent that the Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

Convertible Securities

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

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If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and potentially the Fund's income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of the Fund's assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Defensive Strategies

At times, the adviser to the Fund may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments that such adviser believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Fund's investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Fund. The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays and possible failures in settlement, and making it harder for the Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

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In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Financial Futures Contracts

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Fund's adviser misjudges the direction of interest rates, markets, or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Fund, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Fund's counterparty to perform its obligation. The Fund may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described below under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (5% of assets for money market funds).

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Fund as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

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Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the adviser would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Non-diversification Risk

The Fund may hold a smaller number of portfolio securities than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers.

The Fund is not "diversified" within the meaning of the 1940 Act, and therefore is able to invest its assets in a more limited number of issuers than a diversified fund.

Options

The Fund may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Fund may, but are not

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required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase their returns. However, if the adviser misjudges the direction of the market for a security, the Fund could lose money by using options—more money than it would have lost by investing directly in the security.

Portfolio Turnover Risk

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Fund's Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing the Fund's investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Repurchase Agreements

The Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's NAV per share; in addition, a substantial reduction in the size of the Fund may make it difficult for the adviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Fund might be adversely affected if one or more other investment accounts managed by the adviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Fund may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral loaned must be marked-to-

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market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Small and/or Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Fund's adviser may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor

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evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

When-issued or Delayed-delivery Transactions

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Fund's portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.)

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APPENDIX C

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

Set out below are both Fund's fundamental investment restrictions. For purposes of this discussion, a "fundamental" investment restriction is one that may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund.

Oak Value Fund	RS Capital Appreciation Fund
Senior Securities

The Fund may not issue senior securities.	The Fund may not issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

Borrowing

The Fund may not borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings.	The Fund may not borrow money, except to the extent permitted by applicable law from time to time.
Note: The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.
Note: The 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company's total assets at the time when the loan is made. A loan is presumed to be for temporary purposes it if is repaid within sixty days and is not extended or renewed.

Oak Value Fund	RS Capital Appreciation Fund
Underwriting

The Fund may not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.	The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Diversification

As a diversified management investment company, the 1940 Act prohibits the Fund, with respect to 75% of its total assets, from investing more than 5% of its assets in any one issuer. The Fund cannot change its status under the 1940 Act as a diversified management investment company without a vote of the shareholders.	The Fund does not have a comparable fundamental policy.

Issuer Concentration

The Fund may not purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.	The Fund does not have a comparable fundamental policy.

Industry Concentration

The Fund may not invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation).	The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

Lending

The Fund may not make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets).	The Fund may not make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. The Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

Oak Value Fund	RS Capital Appreciation Fund
Commodities

The Fund may not write, purchase or sell commodities, commodities contracts, futures contracts or related options.	The Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

Real Estate

The Fund may not invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.	The Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

In addition to the investment limitations discussed above, the Oak Value Fund is permitted to invest up to 10% of its net assets in securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. This policy may be changed without shareholder approval.

In addition to the fundamental investment restrictions discussed above, the RS Fund may not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable. This policy may be changed without shareholder approval.

In addition to the fundamental investment restrictions discussed above, the Oak Value Fund is subject to the following fundamental investment restrictions to which the RS Fund is not subject. Oak Value Fund may not:

1.  Invest for the purpose of exercising control or management of another issuer;

2.  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

3.  Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

4.  Participate on a joint or joint and several basis in any trading account in securities;

5.  Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); and

6.  Invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

With respect to the Oak Value Fund, percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limit results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation, the Oak Value Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

With respect to the RS Fund, all percentage limitations on investments will apply at the time of investment (excluding investments in illiquid securities) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Fund's prospectus, the other investment policies described in the Fund's Statement of Additional Information relating to this Prospectus/Proxy Statement or in the Fund's prospectus are not fundamental and may be changed by approval of the Trustees.

APPENDIX D

INFORMATION APPLICABLE TO RS CAPITAL APPRECIATION FUND

Management of the Fund

RS Investment Management Co. LLC ("RS Investments") a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is currently the investment adviser for RS Capital Appreciation Fund. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $13.9 billion in assets as of December 31, 2009. Guardian Investor Services LLC ("GIS"), a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things: Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Fund's investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than the Fund.

The contractual advisory fee rate for the Fund is 0.80% of the Fund's average daily net assets. A discussion for the bases for the Board of Trustees' approval of the investment advisory agreement for the Fund will be available in the Fund's first Annual Report to Shareholders.

Investment Team Biographical Information

David R. Carr, Jr. David Carr has been a manager of RS Capital Appreciation Fund since 1993*. Prior to joining RS Investments, David was the Chairman and Chief Investment Officer of Oak Value Capital Management, Inc. David has a Bachelor of Science degree in Business Administration with a concentration in Accounting and a Juris Doctor degree from the Law School at the University of North Carolina in Chapel Hill.

Larry D. Coats, Jr. Larry Coats has been a manager of RS Capital Appreciation Fund since 2003*. Prior to joining RS Investments, Larry was the Chief Executive Officer and President of Oak Value Capital Management, Inc. Larry has a Bachelor of Science degree in Business Administration and a Masters of Business Administration in Finance from the University of South Carolina.

Christy L. Phillips Christy Phillips has been a manager of the RS Capital Appreciation Fund since 2008*. Prior to joining RS Investments, Christy was the Senior Vice President and Director of Research of Oak Value Capital Management, Inc. Christy has a Bachelor of Science degree in Business Administration from the University of Tennessee.

  *  Includes services as a portfolio manager of Oak Value Fund for periods prior to September 7, 2010, the commencement of operations of the Fund.

The Statement of Additional Information relating to this Prospectus/Proxy Statement provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund.

Additional Information Regarding Share Classes

Class A shares of the Fund are offered in this Prospectus/Proxy Statement.

Expenses You Pay Directly

There is a one-time charge that you may pay upon either purchase or sale of Class A shares of a Fund. At purchase it is called an "initial sales load;" at sale, a "deferred sales load." These charges provide compensation to GIS, the Fund's principal underwriter, in connection with the sale of the Fund's shares to you. They do not cover any fee your broker or agent may charge you for helping you buy shares in the Funds.

Expenses You Pay Through the Fund The costs of managing and administering the Fund are spread among shareholders of the shares. These operating costs cover such things as investment management, distribution (12b-1 fees) and shareholder servicing, custody, auditing, administrative expenses, and fees and expenses of Trustees.

Distribution Arrangements and Rule 12b-1 Fees—Class A Shares To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Class A shares of the Fund make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A shares. Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class A shares share in the expense of Rule 12b-1 fees paid by the Fund.

In addition to payments under the Plans, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the Plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement.

During some periods, fees paid under the Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the Plan in future periods. Such payment will be allocated between GIS and RS Investments by mutual agreement.

Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund's assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

The Fund may pay distribution fees and other amounts described above at a time when shares of the Fund are unavailable for purchase.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Fund. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary's clients' investments in the Fund. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Class A Shares

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver (which could make you subject to a contingent deferred sales load in some cases). This means that less money will be invested in the Fund immediately.

The minimum purchase amount may be waived by GIS (as distributor), RS Investments, or the Trust for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members. The Trust or RS Investments may change or waive the minimum purchase amounts at any time, or from time to time, in its discretion.

RS Investments reserves the right to redeem shares in any account with a value of less than $2,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment to meet the minimum balance before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

The chart below summarizes the features of the Class A shares. This chart is only a general summary, and you should read the description of the Fund's expenses in this Prospectus/Proxy Statement.

Summary of Class A Shares

	Minimum Initial/ Subsequent Purchase Amount	Maximum Purchase Amount	Maximum Initial Sales Charge (Load)		Maximum Contingent Deferred Sales Load(3)	Annual 12b-1 Fee
Class A Shares	$2,500/$100(1)	None	4.75	%(2)	None(4)	0.25%

  (1)  A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

  (2)  As discussed below, initial sales loads with respect to sales of Class A shares may be waived in certain circumstances.

  (3)  The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the contingent deferred sales load.

  (4)  A contingent deferred sales load of 1.00% applies if Class A share purchases of $1 million or more are sold within 18 months of purchase, subject to waivers described in the Statement of Additional Information. Certain distributions will not be subject to the contingent deferred sales load, such as the return of excess contributions, loans, and required minimum distributions under the Internal Revenue Code. Please see the Statement of Additional Information for details.

Class A Shares

Class A shares are subject to a 12b-1 fee. When you buy Class A shares, you pay an initial sales load at the time of your investment, which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Class A shares are subject to a 12b-1 fee. You may qualify for a reduction of the initial sales load based on the amount you invest, or you may be eligible to have the initial sales load waived under certain circumstances. Please see the tables below and on the following pages for details. For information about sales loads and sales load reductions and waivers, please visit RS Investments' Web site at www.RSinvestments.com (click on "Open an Account" under the "Shareholder Resources" section of the "Account Access" page) or consult with your financial advisor.

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Commission as a % of Offering Price	Commission to Dealers as a % of Offering Price(2)
Less than $50,000	4.75%	4.99%	4.25%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more(1)	None	None	None	None

  (1)  If you purchase $1 million worth of shares or more, you will pay no initial sales charge whatsoever. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a deferred sales charge of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

  (2)  RS Investments may pay special compensation from time to time.

Class A share purchases are available without initial or contingent deferred sales loads to:

•  RS Investments, GIS, Guardian Life, their subsidiaries, or any of their separate accounts;

•  present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life, or their subsidiaries;

•  present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•  trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named previously;

•  present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•  spouses, parents, siblings, children, and grandchildren of the individuals named above;

•  qualified retirement plans that invest $3 million in plan assets;

•  direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•  any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•  certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based "wrap account" programs and employee benefit plans; and

•  accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006. Accounts held through certain financial intermediaries may not be eligible.

•  accounts that held shares of the Fund as of September 7, 2010 and have continuously held shares of one or more of the RS Funds since September 7, 2010. Accounts held through certain financial intermediaries may not be eligible.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales load. However, a contingent deferred sales load will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information.

If you are responsible (as a trustee or otherwise) for the investment management of an institutional investor (e.g., a company, foundation, trust, endowment or other entity) or are employed in the division of a company that has that responsibility, and the institutional investor has in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis and/or invested in one or more pooled vehicles managed by RS Investments or its affiliates, you may be eligible to purchase Class A shares without any initial sales load. Please call (888) 772-6648 for more information.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by letter of intent.

Rights of Accumulation

To reduce your initial sales charge, you may add the current value of all of your existing RS Funds' investments, including investments you hold through other accounts, to determine the front-end sales load to be applied to your current Class A purchase. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales load. Shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify Boston Financial Data Services, the Fund's transfer agent ("BFDS"), or the registered representative through whom you purchase your shares that your purchase will qualify for a reduction in the initial sales load and provide the names and account numbers of the family members whose holdings are to be included.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

Investment by Letter of Intent

An investor who intends to invest over a 13-month period the minimum amount required to reduce the initial sales load on each intended purchase of Class A shares the Fund may do so by completing the letter of intent information on the application or the Shareholder Privilege form. The initial sales load for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children. However, you cannot include shares that are not subject to a sales load or shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to ensure payment of additional initial sales loads if the intended purchases are not made and the shareholder fails to pay the additional initial sales loads within 20 days after BFDS requests payment.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

How Shares Are Priced

The Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Fund will not price their shares on days when the NYSE is closed. The Fund values their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC ("NASDAQ") are generally valued at the NASDAQ official closing price, which may not be the last sales price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Fund values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. If the Fund's assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund's NAV is calculated based upon the value of the securities held directly by the Fund and the NAVs of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust's Board of Trustees. If there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund's investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed each day and the close of the NYSE. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Fund.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

How to Purchase Shares

The Funds are intended as long-term investment vehicles and are not intended for short-term trading. Please refer to "Frequent Purchases and Redemptions" on page D-15 for more information.

To buy shares of a Fund, you will need:

•  payment for the purchase where applicable,

•  instructions for your investment, and

•  a properly completed Trust application.

Financial intermediaries may impose a transaction fee (also called a "processing" or "service" fee) for purchases or sales of Fund shares. This fee is in addition to the other charges imposed by a Fund, as described in the Fund's Prospectus.

You can make follow-up purchases through your financial intermediary (who may charge for this) or directly through our transfer agent, Boston Financial Data Services (800-766-3863).

You may make your follow-up investments by mail, online, by wire transfer, or by telephone as described below and on the following page. All purchases must be made in U.S. dollars.

By Mail If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to RS Investment Trust. Checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) In general, third-party checks or cash equivalents (i.e., money orders, cashier's checks, bank drafts, and travelers checks) will not be accepted as payment for purchases. If your purchase of shares is canceled due to non-payment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or BFDS. Each Fund can redeem shares to reimburse itself or BFDS for any such loss. RS Investments and each Fund reserve the right to reject any purchase order and to suspend the offering of a Fund's shares. A fee may be charged for bounced checks, stop payment orders, and similar items.

Online If you have an existing account, you can place an order with us over the Internet at www.RSinvestments.com. Internet purchases have the same minimum purchase amount requirements as other purchase options but are subject to a maximum of $49,999. For you to use this service, your bank must be a member of the Automated Clearing House, and you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price next determined after funds are received (normally within two business days of the order).

By Wire You can make a purchase by wire transfer through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The wire purchase must be sent to the following bank account:

State Street Bank and Trust Company
ABA Routing Number 0110-000-28
Boston, MA 02101
Attention: RS Investments A/C 9904-713-6
Name of your Fund:
Account of: [your name]
Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds.

By Telephone You or your registered representative can place an order with us by phone by calling 800-766-3863 between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4:00 pm eastern time on any business day will be processed on the next business day. For you to use this service, your bank must be a member of the Automated Clearing House, and you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a telephone order will be the public offering price next determined after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have authorized several financial intermediaries to receive purchase requests for Fund shares. In order for your purchase to be based on a Fund's next determined NAV, the financial intermediary must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) and the financial intermediary must subsequently communicate the request properly to the Fund.

Other Information About Purchasing Shares

All purchases of the Fund's shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at a price based on the NAV next determined after the purchase is accepted. (See "How Shares Are Priced" on page [   ].) However, orders

received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day's close of regular trading may be effected nevertheless at a price based on the NAV determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by the Fund before the close of the NYSE, normally 4:00 p.m. eastern time. No share certificates will be issued in connection with the sale of Fund shares.

All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) In general, third-party checks or cash equivalents (i.e., money orders, cashier's checks, bank drafts, and travelers' checks) will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Fund or BFDS. The Fund can redeem shares to reimburse itself or BFDS for any such loss. RS Investments and the Fund reserve the right to reject any purchase order and to suspend the offering of the Fund's shares. A fee may be charged for bounced checks, stop payment orders, and similar items.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to the Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity may disrupt portfolio management strategies or adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting a Fund. See "Frequent Purchases and Redemptions" on page D-15.

The Fund, RS Investments, or GIS, the Fund's distributor, may in their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

The Fund's shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund's investment style or asset class.

How to Sell Shares

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the NAV next determined after we receive your completed request to sell in good order.

You can arrange to sell your shares in writing, over the telephone, over the Internet, or through a financial intermediary. You can also arrange to receive the proceeds of the sale by wire.

Normally, we will send payment within three business days from when we receive your request to sell; and in any event, we will make payment within seven days after we receive your request to sell. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds, for more than seven days, as permitted by federal securities law. In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if RS Investments determines that orderly liquidation of a Fund's securities is impractical, or if cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder up to the lesser of $250,000 and 1.00% of the value of a Fund's net assets at the beginning of the period. If redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the NYSE is open by any of the following procedures.

By Mail If you wish, you can send us a written request to sell your shares.

If you are sending your request to sell shares by regular U.S. mail, use the following address:

Boston Financial Data Services
[name of your RS Fund]
P.O. Box 219717
Kansas City, MO 64121-9717

If you are using registered, certified, or express mail, use the following address:

Boston Financial Data Services
[name of your RS Fund]
330 West 9th Street, First Floor
Kansas City, MO 64105-1514

Under certain circumstances, your written request must be accompanied by a signature guarantee in the form approved by the Securities Transfer Association.

A signature guarantee may be obtained from most banks, credit unions, or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, a partnership, an agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.

Generally, you will need a signature guarantee if the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company).

By Telephone To redeem shares you may call 800-766-3863 between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day.

You will automatically be authorized to sell shares by telephone unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us unless the address of record was recently changed.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if such a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon seven days' notice to shareholders.

Online To redeem shares for less than $50,000, you may use our Internet site, www.RSinvestments.com. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day. The price per share that you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form.

By Wire We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. Currently, there is a $9 wire service fee.

Exchanges

Shares of any class of the Fund may be exchanged for shares of the same class of another RS Fund provided that the RS Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Fund in question are qualified for sale and qualifies to purchase shares of that Fund. FOR U.S. FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (financial intermediaries may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $100, and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals.

Exchanges are subject to the limitations on frequent and short-term trading described in "Frequent Purchases and Redemptions" below.

Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days' prior notice to shareholders.

Frequent Purchases and Redemptions

Excessive trading can hurt the Fund's performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Fund and create transaction and other administrative costs that are borne by all shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by their shareholders. The Fund discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of their shares to the extent that the Trust believes that such trading is harmful to the Fund's shareholders, although the Fund will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a "zero-tolerance" policy with respect to identified market-timing activity in the Fund. The Trust may limit the number of exchanges that an investor may make.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to the Fund or is excessively frequent). Shareholders who effect two redemptions (including those effected by exchange) of the Fund's shares within 60 days of a purchase of shares of that Fund, or other persons that the Trust or RS Investments believes may be engaged in activity harmful to the Fund or its shareholders, may be restricted for a period of time as determined by the Trust or RS Investments from investing in the Fund. Persons that the Trust or RS Investments believes may be engaged in activity harmful to the Fund or its shareholders, may, at RS Investments' or the Trust's sole discretion, be restricted for any period, or permanently, from investing in the Fund. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Funds' automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent-trading restrictions.

The ability of the Trust and RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the financial intermediary, retirement plan administrator, or fee-based-program sponsor maintains the record of the Fund's underlying beneficial owners. The Trust or RS Investments may take any steps it considers appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or market-timing or similar activities, affecting the Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent-trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Fund employ fair valuation procedures intended to reduce that risk.

Special Purchase and Sale Plans

Special purchase and sale plans we offer for the Fund are briefly described below. If you would like more information about them, please call us at 800-766-3863. We reserve the right to modify, end, or charge for these plans at any time. These programs do not ensure a profit or prevent any loss in your Fund investment.

•  Automatic Investment Plan If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in the Fund. You must make an initial investment of at least $50 in the Fund to which you wish to contribute. Thereafter, the minimum investment is $100 per Fund. You must invest at least $1,000 per Fund in each 12-month period. To participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House. You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

•  Automatic Withdrawal Plan If you own at least $1,000 worth of shares in the Fund, you can arrange to withdraw a specific amount monthly, quarterly, semiannually, or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or Expert-Plan, Inc. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to be deposited in your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature-guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

You can use the automatic withdrawal plan in conjunction with the Premium Payment Program to pay premiums for Guardian Life and GIAC insurance policies. Under this plan, enough shares are withdrawn from your Fund account(s) in time to send a check in the mail or wire the money to a pre-designated bank account. (The receiving bank must be a member of the Automated Clearing House.) If you are making an automatic withdrawal of proceeds of Class B or Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you are making automatic withdrawals because of tax liabilities and sales loads. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

Dollar Cost Averaging You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and (1) you must meet the minimum balance requirement of both the originating and receiving Fund or (2) you must have a balance in the originating Fund of at least twice the minimum balance required. This type of periodic investing does not guarantee a profit or protect you against loss in a declining market. Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.

USA Patriot Act

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

Dividends and Distributions

The Fund intends to distribute substantially all net investment income to shareholders at least once a year. In addition, the Fund distributes net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) to shareholders at least annually (or more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:

1.  reinvest your distributions in additional shares of your Fund; or

2.  receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days' prior notice to BFDS.

Taxes

Qualification as a Regulated Investment Company The Fund intends to elect to be treated and qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to shareholders and to avoid imposition of excise taxes. If the Fund were to fail to qualify as a regulated investment company, corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders would result. The Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. The Fund intends to make distributions sufficient to avoid imposition of an excise tax, although from time to time the Fund may choose to pay the excise tax where the cost of making the required distribution exceeds the amount of the tax.

Taxes on Dividends and Distributions

(The following summary does not apply to qualified retirement accounts (because tax is deferred until you withdraw your money) or tax-exempt investors.) For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" ("QDI") will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and the Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend either this provision for reduced capital gains rates or the provision for QDI described above for tax years beginning on or after January 1, 2011.

Distributions to you are taxable even if they are paid from income or gains earned by the Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by the Fund for the preceding year.

Dividends paid by the Fund to a corporate shareholder may be eligible for the dividends received deduction, and will be designated as QDI to the extent that they are attributable to QDI received by the Fund.

Taxes When You Sell or Exchange Your Shares Any gains resulting from the sale or exchange of your shares in the Fund (including an exchange for shares of another Fund) will also generally be subject to U.S. federal income tax as capital gains. Shares held by you for more than one year will be taxable as long-term capital gains described above. Shares held for less than one year will be taxable as short-term capital gains.

Foreign Investments The Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction with respect to their pro rata portions of the foreign taxes paid by the Fund. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Other Investments

The Fund's investments (if any) in certain debt obligations may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund's investments (if any) in derivatives could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by its shareholders.

Consult Your Tax Adviser About Other Possible Tax Consequences This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

Disclosure of Portfolio Holdings

The Fund has established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on "Portfolio Holdings" and "Statistical Summaries" under the heading "Communications" on RS Investments' Web site, the following information is or will be generally available to you:

Information	Available on Web Site No Earlier Than
Each Fund's top 10 securities holdings and other portfolio statistics (which may include statistical summaries of the Fund's portfolio holdings and commentaries by the Fund's portfolio manager(s) that disclose the identity of a single or small number of specific securities held by the Fund) as of each quarter's end	10 days after quarter-end

Each Fund's holdings as of each quarter's end	30 days after quarter-end

The Fund or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

APPENDIX E

COMPARISON OF ORGANIZATIONAL DOCUMENTS

As a series of Oak Value Trust, a Massachusetts business trust, Oak Value Fund is subject to the provisions of Oak Value Trust's Declaration of Trust, as amended, and Bylaws. As a series of RS Investment Trust, a Massachusetts business trust, RS Fund is subject to the provisions of RS Investment Trust's Amended and Restated Agreement and Declaration of Trust and Bylaws. For convenience, declarations of trust and bylaws shall be referred to below generally as "Charter Documents." The provisions of Oak Value Trust's and RS Investment Trust's Charter Documents generally are similar, but differ in some respects.

The following are summaries of a number of the significant differences between Oak Value Trust's Charter Documents, on the one hand, and RS Investment Trust's Charter Documents, on the other. For additional information regarding all of the differences, shareholders should refer directly to the Fund's organizational documents, copies of which may be obtained by contacting the applicable Fund at its address or toll-free telephone number listed on the cover of this Prospectus/Proxy Statement.

Comparison of Oak Value Trust's Charter Documents to RS Investment Trust Charter Documents.

Removal of Trustees. Oak Value Trust Declaration of Trust provides that any Trustee may be removed with or without cause at any time (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal shall become effective, or (ii) by vote of shareholders holding not less than two-thirds of all outstanding shares of the Trust without regard to series, cast in person or by proxy at any meeting called for the purpose, or (iii) by a written declaration signed shareholders holding not less than two-thirds of all outstanding shares of the Trust without regard to series and filed with the Trust's custodian. The RS Investment Trust Declaration of Trust provides that a Trustee may be removed at any time, with or without cause, by a majority of the Trustees then in office at a duly constituted meeting.

Filings. The Oak Value Trust Declaration of Trust provides that whenever there shall be a change in the composition of the Trustees, the Trust shall cause to be filed in the office of the Secretary of The Commonwealth of Massachusetts, and in each other place where the Trust is required to file amendments to the Oak Value Trust Declaration of Trust, a certificate executed by a Trustee or officer of the Trust as to the fact of the appointment or election of an individual who was not theretofore a Trustee or as to the resignation, removal or death of a Trustee, but the filing of such certificate shall not be requisite to the effectiveness of any such appointment, election, resignation or removal of a Trustee. The RS Investment Trust Declaration of Trust does not have a similar provision.

Election of Officers. The Oak Value Trust Declaration of Trust provides that the Trustees shall annually elect such officers or agents, who shall have such powers, duties and responsibilities as the Trustees may deem advisable, and as they shall specify by resolution or in the Bylaws. The RS Investment Trust By-Laws provide for the Board of Trustees to appoint or, the president to appoint, such other officers as the business of the Trust may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board may from time to time determine.

Business Opportunities. The Oak Value Trust Declaration of Trust provides that except as otherwise specifically provided by vote of the Trustees, or by agreement in any particular case, any Trustee or officer of the Trust may acquire, own, hold, carry on and dispose of, for his own individual account, any business entity or business activity, whether similar or dissimilar to any property or business entity or business activity invested in or carried on by the Trust, and without first offering the same as an investment opportunity to the Trust, and may exercise all rights in respect thereof as if he were not a Trustee or officer of the Trust. The Trustees shall also have power, generally or in specific cases, to permit employees or agents of the Trust to have the same rights (or lesser rights) to acquire, hold, own and dispose of property and businesses, to carry on businesses, and to accept investment opportunities without offering them to the Trust. The RS Investment Trust Declaration of Trust does not have a substantially similar provision but does provide in its section of compensation of the Trustees that nothing in that section shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Shareholder Meetings. The Oak Value Trust Declaration of Trust provides that the Trustees shall promptly call and give notice of a meeting of shareholders when requested to do so in writing by shareholders holding not less than ten percent (10%) of the shares then outstanding and entitled to vote at any such meeting. If the Trustees shall fail to call or give notice of any meeting of shareholders for a period of thirty (30) days after written application by such shareholders, then shareholders holding at least ten percent (10%) of the shares then outstanding and entitled to vote at any such meeting may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for in the Oak Value Trust Declaration of Trust in case of call thereof by the Trustees.

The Oak Value Trust Declaration of Trust provides that whenever ten or more shareholders of record who have been such for at least $25,000 or at least one percent (1%) of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating they wish to communicate with shareholders with a view to obtaining signatures to a request for a meeting pursuant to this provision and accompanied by a form of communication and request they wish to transmit, the Trustees shall, within five days after receipt of such application either (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request. The Oak Value Trust Declaration of Trust provides that if the Trustees elect to follow the course of (ii), above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books. The Oak Value Trust Declaration of Trust provides that if in the opinion of the Trustees, the material to be mailed contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading or would be in violation of applicable law, the Trustees may, within five business days and in lieu of mailing the tendered material to shareholders, request a hearing by the Securities and Exchange Commission, in accordance with Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), to decide the matter.

The RS Investment Trust Declaration of Trust does not provide shareholders the right to call meetings.

The Oak Value Trust Declaration of Trust provides that 50% of shares entitled to vote constitutes a quorum, while the RS Investment Trust Declaration of Trust provides that 40% of shares entitled to vote constitutes a quorum, except when a larger quorum is required by applicable law, the bylaws or other provisions of the Declarations of Trust.

Record Dates. The Oak Value Trust Declaration of Trust provides that in determining the shareholders entitled to vote at any meeting or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days (except at or in connection with the termination of the Trust). Without closing the transfer books, the Oak Value Trust Declaration of Trust allows its Trustees to set a date and time not more than ninety (90) days prior to the date and time of record for the determination of shareholders entitled to vote at such meeting. The RS Investment Trust Declaration of Trust provides that for purposes of determining the shareholders entitled to vote or act at any meeting or adjournment or determining shareholders entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be not more than ninety (90) days before the date of any meeting or payment, as the record date for determining the shareholders having a right to receive such dividend or distribution and close the register or transfer books for all or any part of the period between a record date and a payment of distribution or meeting.

Shareholder Voting Rights. Both Oak Value Trust Declaration of Trust and the RS Investment Trust Declaration of Trust generally provide shareholders the power to vote (i) for the election of Trustees, (ii) with respect to any termination of the Trust or any series other than by the Trustees by written notice to shareholders, (iii) with respect to the merger or consolidation of the Trust or any series, (iv) with respect to derivative actions, and (v) with respect to any other matters deemed desirable by the Board of Trustees. Both Declarations of Trust state that shareholders have the power to vote only on the matters specified in such Declaration of Trust.

Shareholder Liability. Both Oak Value Trust Declaration of Trust and RS Investment Trust Declaration of Trust disclaim personal liability for shareholders for any claims against the Trust or any series or class of shares, and provide that a shareholder or former shareholder held to be personally liable solely by reason his or her being or having been a shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability—out of the assets of the Trust. The Oak Value Trust Declaration of Trust further provides that the Trust shall, upon request by a shareholder, assume the defense of any claim made against the shareholder, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions, and satisfy any judgment thereon.

Trustee Liability and Indemnification. The RS Investment Trust Charter Documents provide, for purposes of any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and indemnification of a Trustee pursuant to the Declaration of Trust, bylaws or otherwise, that the conduct of the Trustee shall be evaluated solely by reference to a hypothetical person, without regard to any special expertise, knowledge, or other qualification of the Trustee. In particular, neither the determination that a Trustee is an "audit committee financial expert" nor the knowledge, experience, or other qualifications underlying such a determination shall result in that Trustee's being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience, or qualification, nor shall such a determination or such knowledge, experience, or other qualification impose any duties, obligations, or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience, or qualification. The Oak Value Trust Charter Documents do not have a similar provision.

The Oak Value Trust Declaration of Trust and the RS Investment Trust bylaws contain substantially similar indemnification obligations and procedures for Trustees and officers of the Trust. In addition, the RS Investment Trust bylaws also provide the same indemnification to employees or agents of the Trust. Oak Value Trust Declaration of Trust also limits indemnification where a matter is disposed of by a compromise payment, for the payment or any other expense expenses, unless such indemnification is approved by a majority of the Disinterested Trustees or independent legal counsel in a written opinion.

Trustees' Plenary Powers and Powers with Respect to Amendments. Trustees of both Oak Value Trust and RS Investment Trust are responsible for managing the business of the Trusts and have all powers necessary or convenient to carry out that responsibility.

Oak Value Trust's Declaration of Trust may be amended at any time by the Trustees, so long as such amendment does not adversely affect the rights of any shareholder with respect to the matters to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act. The Oak Value Trust Declaration of Trust explicitly provides that any amendment to the Declaration of Trust that adversely affects the rights of all shareholders may be adopted at any time by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to a vote of a majority of the Trustees) when authorized to do so by a vote of shareholders holding a majority of all the shares outstanding and entitled to vote, without regard to series, or, if said amendment adversely affects the rights of the shareholders of less than all of the funds, by the vote of the holders of a majority of all the shares entitled to vote of each fund so affected.

RS Investment Trust Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees. Prior to amending, without shareholder approval, any provisions of the Declaration of Trust relating to shares, the Trustees must determine that the amendment is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by applicable law.

Involuntary Redemptions. The Oak Value Trust Declaration of Trust allows redemption of shares at the Trust's option if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of shares of the Trust or of any Fund, or upon such other conditions with respect to maintenance of shareholder accounts of a minimum amount as may from time to time be determined by the Trustees. RS Investment Trust's Declaration of Trust provides that the minimum amount may not exceed $40,000. In addition, RS Investment Trust's Declaration of Trust provides that the Trust may redeem a shareholder's shares to the extent such shareholder owns shares equal to or exceeding a percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust or any series or class of any series. The Trustees currently have not determined a maximum percentage.

Amendments to Bylaws. Oak Value Trust's bylaws provide that they may be altered, amended or repealed in whole or in part, at any time by vote of the holders of a majority of the shares issued, outstanding and entitled to vote. The Oak Value Trust bylaws provide that the Trustees, by vote of a majority of Trustees, may alter, amend or repeal the Bylaws adopted by the shareholders, except with respect to any provisions which by law, The Oak Value Trust Declaration of Trust or the Bylaws requires action by the shareholders. The RS Investment Trust bylaws provide that they may be amended or repealed by a majority of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or the bylaws. Subject to the rights of shareholders of the Trust to amend the bylaws, RS Investment Trust bylaws also may be adopted, amended or repealed by the Trustees.

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STATEMENT OF ADDITIONAL INFORMATION

RS INVESTMENT TRUST

RS Capital Appreciation Fund

Class A Shares

July 27, 2010

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined prospectus/proxy statement (the “Prospectus/Proxy Statement”) of RS Investment Trust (the “Trust”) dated July 27, 2010, as it may be further revised from time to time.  The Prospectus/Proxy Statement relates to the reorganization of Oak Value Fund, a series of Oak Value Trust, into RS Capital Appreciation Fund, a series of RS Investment Trust.  A copy of the Prospectus/Proxy Statement can be obtained without charge upon request made to RS Investments, 388 Market Street, Suite 1700, San Francisco, California 94111, telephone 1-800-766-3883.

Certain disclosure relating to Oak Value Fund has been incorporated by reference into this SAI from the annual and semiannual reports of Oak Value Fund.  For a free copy of any of Oak Value Fund’s annual or semiannual reports, please call 1-800-622-2474.

TRUST INFORMATION

Trust History

RS Investment Trust (“Robertson Stephens Investment Trust” until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers twenty-three series of shares of beneficial interest, only one of which is discussed in this SAI, RS Capital Appreciation Fund (RS Capital Appreciation Fund is referred to herein as the “Fund,” and with the other twenty-two series of the Trust, the “Funds”). The Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified investment company and so may invest its assets in a more limited number of issuers than may other investment companies.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.  Thus, up to 50% of RS Capital Appreciation Fund’s total assets can consist of the securities of as few as two issuers (so long as no issuer’s securities comprise more than 25% of the Fund). As a result, a decline in the market value of a particular security held by RS Capital Appreciation Fund may affect the Fund’s value more than if the Fund were a diversified investment company.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust is currently authorized to offer five classes of shares: Class A, Class B, Class C, Class K, and Class Y. The Fund does not offer Class B shares.

The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of the Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of the Fund vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus/Proxy Statement, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described below.

RS Investment Management Co. LLC (“RS Investments”) serves as investment adviser to the Fund.

Options

The Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.  There is no assurance that the Fund’s use of put and call options will achieve its desired objective, and the Fund’s use of options may result in losses to the Fund.

Covered call options.  The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

The Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options.  The Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.  The Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities.  The Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the United States.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. The Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option.  Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.”  This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased.  The Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.   The successful use of the Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements.  For example, if the Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration.  If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option.  This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so.  There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions.  Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options.  A market may discontinue trading of a particular option or options generally.  In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions.  For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.  If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options.  If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well.  As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price.  In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions.  If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted.  If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options.  The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities.  In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.  As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options.  The Fund may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Adviser believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option.  Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium.  If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce the Fund’s profits if the special expiration price options are exercised.  The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

The Fund may invest in credit default swaps and credit default index investments. Credit derivatives allow the Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations.  For example, as a purchaser of protection in a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value.  As a purchaser in a credit default swap, the Fund would have the risk that the investment might expire worthless.  It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.  As a seller of protection in a credit default swap, the Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, the Fund may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount.  Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments.  The function of interest rate swaps is generally to increase or decrease the Fund’s exposure to long or short-term interest rates.  For example, the Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Financial Futures Contracts

The Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes.  Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate.  The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks.  In the case of the S&P 100 Index, contracts are to buy or sell 100 units.  Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4).  If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, the Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select the Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which the Fund invests. There is also a risk that the Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to the Fund. It is possible for a price-related loss to exceed the amount of the Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  The Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when the Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments.  When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract.  This amount is known as “initial margin.”  The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.  Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”  These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates.  For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value.  The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.  Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value.  The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain.  Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.  The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options.  Financial futures contracts entail risks.  If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity risks.  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.   Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated.  In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market.  It is not certain that such a market will develop.  Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks.  There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities which are the subject of a hedge.  The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market.  It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities.  In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit requirements.  Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets.  Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.  The Fund will incur brokerage fees in connection with its futures and options transactions.  In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks.  Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.  Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts.  An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised.  In this situation, the benefit to the Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option.  In addition, the Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts.  If a purchased option expires unexercised, the Fund would realize a loss in the amount of the premium paid for the option.

The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility.  Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions.  Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer.  Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.”  A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security).  The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date.  At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security.  Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer.  Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid.  The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Trust-Preferred Securities

The Fund may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Fund will reconsider the appropriateness of continued investment in these securities.

Some of the Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

Income Deposit Securities

The Fund may purchase income deposit securities (“IDSs”).  Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield.  An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS).  When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities.  The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the  issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs.  Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits).  Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency.  Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Reverse Repurchase Transactions

The Fund may use reverse repurchase agreements. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. The Fund may also receive interest income similar to that received in the case of dollar rolls.

The Fund will normally use the proceeds of reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements involve the risk that the buyer of the sold securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. The Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever the Fund enters into reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund’s custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit the Fund’s ability to pursue other investment opportunities.

Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy the Fund’s credit quality requirements and mature on or before the settlement date for the reverse repurchase agreement, and because the Fund will segregate assets as described above, RS Investments believes that these transactions do not present the risks associated with other types of leverage.

When-Issued or Delayed-Delivery Transactions

The Fund may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date,  they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Repurchase Agreements

The Fund may enter into repurchase agreements.  A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations.  Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase.  The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.  To the extent the Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S.  Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances.  Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

The Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of any securities loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.  In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before the Fund enters into a loan, the Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

The Fund may engage in short sales if approved by the Board of Trustees with respect to the Fund.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will generally realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.  An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund.  There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

In connection with short sales entered into by it, the Fund may be required to segregate or “earmark” in its records (or the records of its custodian) assets determined to be liquid in accordance with procedures established by the Board of Trustees.  The Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments.  Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.  Foreign brokerage commissions and other fees are generally higher than in the United States.  It may be more difficult to obtain and enforce a judgment against a foreign issuer.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that the Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, the Fund may invest in the shares of such other investment companies.

In addition, the Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which the Fund would ordinarily invest directly.

Developing Countries.  The considerations noted above for foreign investments generally are intensified for investments in developing countries.  These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.  The Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities.  The Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.  By transaction hedging, the Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging.  The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.  A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option.  A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option.  A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.  A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.  The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase.  In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.  The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund’s portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.  To offset some of the costs of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country.  In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions.  Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.  Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts.  Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required.  A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options.  Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time.  In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges.  Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.  Provisions of the 1940 Act may limit the ability of the Fund to invest in certain investment companies or may limit the amount of its assets that the Fund may invest in any investment company or investment companies in general.

The Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when the Adviser believes share prices of other investment companies offer attractive values.  As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities.  Shares of open-end investment companies traded on a securities exchange may not be redeemable by the Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds.  ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the NYSE Amex Equities, and iShares are listed on the NYSE).  ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange.  The market price may be higher or lower than the net asset value of the securities held by the ETF.  The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of the Fund may be affected by changes in the prices of gold and other precious metals.  Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries.  Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold.  For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

Stand-by Commitments

The Fund may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand.   If the Fund’s Adviser determines that it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Portfolio Turnover

The Fund may experience high rates of portfolio turnover in the future.

Temporary Defensive Strategies

At times, the Adviser may judge that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders.  At such times, the Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” the Fund may hold assets in cash and cash equivalents and in other investments the Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

THE FUND’S INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund.

As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund, the Fund may not:

1.               issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.               borrow money, except to the extent permitted by applicable law from time to time;

Note:  The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Note:  The 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

3.               act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.               make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.  The Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

5.               purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

6.               purchase or sell real estate or interests in real estate, including real estate mortgage loans, although  it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment (excluding investments in illiquid securities) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus/Proxy Statement, the other investment policies described in this SAI or in the Prospectus/Proxy Statement are not fundamental and may be changed by approval of the Trustees.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUND

Board Leadership Structure, Risk Oversight, and Committee Arrangements

The Board consists of eight Trustees, six of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”).  An Independent Trustee serves as Chairperson of the Board.  In addition, each of the four standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees.  In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from RS Investments with their independent legal counsel and with the Fund’s Chief Compliance Officer.   The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained RS Investments as the Fund’s investment adviser.  Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Fund, makes investment decisions on its behalf (or retain a subadviser to do so), manages risks that arise from the Fund’s investments and operations, and provides administrative services to the Fund, all pursuant and subject to its investment advisory agreement with the Fund.  Employees of RS Investments serve as the Fund’s officers, including the Fund’s President.

The Board provides oversight of the services provided by RS Investments, including certain risk management functions.  In the course of providing oversight, the Board and the Committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and the Fund’s financial accounting and reporting.  The Board also meets periodically with the Fund’s Chief Compliance Officer who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures.  In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including certain investment risks.

The RS Board of Trustees conducts much of its work through four standing Committees: the Audit Committee; the Nominating Committee; the Brokerage and Pricing Committee; and the Legal and Regulatory Committee.

The Audit Committee, among other things, oversees the accounting and financial reporting processes of the Trust and its series and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers; oversees the quality and integrity of the Trust’s financial statements and the independent audit thereof; oversees, or, as appropriate, assists Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; approves prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and acts as liaison between the Trust’s independent registered public accounting firm and the full Board.  The members of the Audit Committee are Messrs. Judson Bergman (chair) and John Rohal, and Ms. Gloria Nelund.  The Audit Committee met three times during the fiscal year ended December 31, 2009.

The Nominating Committee supervises the nominations and elections of disinterested Trustees of the Trust.  The Nominating Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.  The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The members of the Nominating Committee are Messrs. Bergman, Kenneth Fitzsimmons, Christopher Melvin, and Rohal, and Mmes. Anne Goggin and Nelund.  The Nominating Committee did not meet during the fiscal year ended December 31, 2009.

The Brokerage and Pricing Committee assists the Board of Trustees in its review and oversight of the brokerage services provided to the Fund and of the valuation of the Fund’s portfolio investments. The duties of the Brokerage and Pricing Committee include reviewing information regarding brokerage practices of the Advisers; principal transactions effected by the Advisers on behalf of the Fund; the efficiency of an Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Fund and the Advisers with applicable law and relevant policies and procedures of the Fund relating to the purchase and sale of portfolio securities by the Fund; soft-dollar practices of the Advisers as they relate to the Fund; and compliance by the Advisers with applicable law and relevant policies and procedures of the Fund relating to the use of soft dollars.  The members of the Brokerage and Pricing Committee are Messrs. Fitzsimmons (chair), Melvin, and Rohal.  The Brokerage and Pricing Committee met four times during the fiscal year ended December 31, 2009.

The Legal and Regulatory Committee assists the Board of Trustees in its review and oversight of the Fund’s legal and regulatory compliance.  The duties of the Legal and Regulatory Committee include reviewing information regarding any proposed changes to the compliance policies or procedures of the Trust and appropriate service providers; reports on the compliance by the Fund with certain exemptive rules under the 1940 Act, exemptive relief, and no-action relief under which the Fund operates; information provided to the Committee and the Board of Trustees as to litigation involving the Trust or any service provider to the Trust; and proposals as to changes in the contractual arrangements relating to any of the Fund.  The members of the Legal and Regulatory Committee are Mmes. Nelund (chair) and Goggin, and Mr. Melvin.  The Legal and Regulatory Committee met four times during the fiscal year ended December 31, 2009.

Trustees and Officers — Identification and Background

The business of the Trust is managed under the direction of the Trust’s Board of Trustees.  Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws, and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted.  Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++

Disinterested Trustees

Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	35	None

Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	35	None

Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	35	None

Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	35	None

Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	35	None

John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	None

Interested Trustees and Principal Officers

Dennis J. Manning,* January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”); Director, Life Insurance Council of New York, Inc., a life insurance	35	None

trade association.

Terry R. Otton,** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	35	None

James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC, an investment management firm; formerly CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A

Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A

John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+ Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the

Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++ Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

** Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to requirements imposed by the SEC, do not constitute any holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than would otherwise be the case.

Judson Bergman. Mr. Bergman’s experience as a founder and chief executive officer of a business serving the investment management industry and his service as a senior executive at an investment advisory firm.

Kenneth R. Fitzsimmons, Jr. Mr. Fitzsimmons’ significant investment banking experience and familiarity with securities markets and financial matters generally.

Anne M. Goggin. Ms. Goggin’s significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also had significant prior service as a board member and board chair of other mutual fund complexes.

Christopher C. Melvin, Jr. Mr. Melvin’s significant executive experience, his experience as a founder and chief executive officer of a brokerage firm, and his significant board experience, including service on the board of a stock exchange.

Gloria S. Nelund. Ms. Nelund’s significant executive and investment management industry experience, including service as chief executive officer of two investment advisory firms, and her experience as a co-founder and chief executive officer of an investment firm.

John P. Rohal. Mr. Rohal’s significant senior executive experience, including service as a senior executive of an investment advisory firm, and his in-depth experience in investment research and management.

Dennis J. Manning. Mr. Manning’s experience as a senior executive at Guardian, the majority owner of RS Investments, including his current service as chief executive officer of Guardian and his current experience as chairman of RS Investments.

Terry R. Otton. Mr. Otton’s experience as chief executive officer and president of RS Investments.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all of the RS Funds overseen by the Trustees in the Fund Complex as of December 31, 2009, or on such other date as set forth below.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex

Disinterested Trustees

Judson Bergman	None	>$100,000

Kenneth R. Fitzsimmons, Jr.	None	>$100,000

Anne M. Goggin	None	>$100,000

Christopher C. Melvin, Jr.	None	$50,001-100,000(2)

Gloria S. Nelund	None	>$100,000

John P. Rohal	None	>$100,000

Interested Trustees

Dennis J. Manning(3)	None	>$100,000

Terry R. Otton(3)	None	$50,001-$100,000

(1)      The Fund has not commenced operations as of the date of this SAI and, therefore, has not yet offered any shares for sale as of the date hereof.

(2)      As of March 31, 2010.

(3)      Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian, the parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments. Mr. Otton is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

As of December 31, 2009, none of the current disinterested Trustees or their immediate family members owned beneficially any class of security in RS Investments, GIS, the principal underwriter of the Fund, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or GIS.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of the Fund and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). The Fund pays its allocable portion of independent Trustee fees and expenses based on the Fund’s net asset value. The amounts set forth in the table are the estimated amounts of the Fund’s allocable portion of Trustee’s fees for the current fiscal year.

Compensation Table

	Judson Bergman	Kenneth R. Fitzsimmons, Jr.	Anne M. Goggin	Christopher C. Melvin, Jr.	Gloria S. Nelund	John P. Rohal
RS Capital Appreciation Fund(1)	$214	$214	$403	$189	$214	$189
Pension or Retirement Benefits Accrued as Part of Trust Expenses	—	—	—	—	—	—
Estimated Annual Benefits Upon Retirement	—	—	—	—	—	—
Total Cash Compensation From Fund Complex(2), (3)	$102,000	$102,000	$192,500	$90,000	$102,000	$90,000

(1) The Fund has not yet commenced operations; therefore, compensation is estimated for the Fund’s initial fiscal year ending December 31, 2010

(2) The Fund Complex consists of the series of the Trust and RS Variable Products Trust.

(3) Based on compensation received for the fiscal year ended December 31, 2009, for the Funds in the Fund Complex that had completed a fiscal year of operations as of December 31, 2009.

Waivers of Certain Sales Loads

Class A share purchases are available without initial or contingent deferred sales loads to:

•         RS Investments, GIS, Guardian, their subsidiaries, or any of their separate accounts;

•         present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian, or their subsidiaries;

•         present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•         trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian employees and officers named previously;

•         present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•         spouses, parents, siblings, children, and grandchildren of the individuals named above;

•         qualified retirement plans that invest $3 million in plan assets;

•         direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•         any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•         certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans; and

•         accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006. Accounts held through certain financial intermediaries may not be eligible.

•         accounts that held shares of the Fund as of September 7, 2010, and have continuously held shares of one or more of the RS Funds since September 7, 2010. Accounts held through certain financial intermediaries may not be eligible.

If you are responsible for (as a trustee or otherwise) the investment management of an institutional investor (e.g., a company, foundation, trust, endowment, or other entity) or are employed in the division of a company that has that responsibility, and the institutional investor has in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis and/or invested in one or more pooled vehicles managed by RS Investments or its affiliates, you may be eligible to purchase Class A shares without any initial sales load. Please call (888) 772-6648 for more information.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales load. However, a contingent deferred sales load will apply for these purchases over $1 million that are redeemed within 18 months.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by Letter of Intent. Information about sales load discounts is also available free of charge on the Fund’s Web site, www.RSinvestments.com.

Codes of Ethics

The Trust, RS Investments and GIS have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Control Persons and Principal Holders

The Fund has not commenced operations as of the date of this SAI and, therefore, has not yet offered any shares for sale.

The Trust’s Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of the Fund. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, a wholly owned subsidiary of Guardian, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Terry Otton, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President.  Mr. James Klescewski, Chief Financial Officer of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian, three other members designated by GIS, two members selected by RS Investments, one non-employee member selected by GIS and one non-employee member selected by the management of RS Investments.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of the Fund, consistent with the Fund’s investment objective and policies and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and the Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreement sets forth the role of RS Investments with respect to the selection and oversight of sub-advisers.

In addition, the Advisory Agreement states that RS Investments provides administrative services for the management and operation of the Fund and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Fund are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or the Fund or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to the Fund, appoint a sub-adviser or sub-advisers.  The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of the Fund, RS Investments, or the sub-adviser.

Management, Administrative and Accounting Fees

Management Fees. The Fund pays RS Investments a fee as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly at a fixed annual rate of 0.80% of the average daily net assets of the Fund. Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any management fees as of the date hereof.

Administrative Services. RS Investments provides administrative services to the Fund pursuant to the Advisory Agreement with the Fund. In addition, State Street Bank and Trust Company (“State Street”) provides certain administrative services, including treasury, Blue Sky, and tax related services, to the Fund pursuant to an administration agreement dated May 1, 2007, between State Street and the series of the Trust, which has been amended to include the Fund. For its services under the agreement, State Street has the right to receive fees from the Fund based on a written fee schedule as may be agreed to from time to time between State Street and the Fund.

Notwithstanding the foregoing, State Street also has the right to receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement will remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any fees to State Street under the administration agreement as of the date hereof.

Expenses

The Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Fund’s 12b-1 Plan to GIS, 7 Hanover Square, New York, New York 10004 (the “Distributor”), the Trust’s distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Fund to RS Investments, subject to the oversight of the Board of Trustees. The Board of Trustees has authorized RS Investments to delegate proxy voting authority with respect to the Fund to any future sub-adviser or sub-sub-adviser. Pursuant to such delegations, RS Investments or any sub-adviser or sub-sub-adviser (each, a “Fund Adviser”), is authorized to vote proxies on behalf of the Fund, in accordance with the proxy voting policies and procedures of each such Fund Adviser. A copy of the proxy voting policies and procedures to be followed by each Fund Adviser on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies and Procedures”). Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-766-FUND; or on RS Investments’ Web site at www.RSinvestments.com and (2) on the SEC’s Web site at www.sec.gov.

Portfolio Managers

Compensation.  As described in the Prospectus/Proxy Statement, the Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets.

The Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments.

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Fund’s investment team determine all salaries and bonuses for the investment team for the Fund for each fiscal year end.  Salaries are based on industry standards, as described above.

Bonuses are based on a number of factors, including (1) pre-tax investment performance for each account (including the Fund) managed by a portfolio manager compared to a relevant peer group over a specified period, and (2) experience.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each investment team’s assets under management affect the fee revenue attributable to that investment team, which in turn affects the maximum amount of money available for that investment team’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to the investment team’s profits.

Ownership of Fund Shares.  The Fund has not commenced operations as of the date of this SAI.  Therefore, as of the date hereof, no portfolio manager had a beneficial interest in the Fund’s shares.

Other Accounts.  The Fund’s portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts.  Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees.  The following table sets forth the number of other accounts managed by the portfolio managers and the total assets of such accounts as of June 30, 2010:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)

David R. Carr, Jr.	0	$0	1	$846	87	$178,260

Larry D. Coats, Jr.	0	$0	1	$846	87	$178,260

Christy L. Phillips	0	$0	1	$846	87	$178,260

None of the above accounts charge an advisory fee based on the performance of the account

Conflicts of Interest.  RS Investments has informed the Trust as follows:

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts.  In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security.  For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account.  RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of their clients.  RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.  It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day.  It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Fund and for the other investment advisory clients of the Fund Advisers and their affiliates are made with a view to achieving their respective investment objectives.  Investment decisions are the product of many factors in addition to basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security may be, insofar as the applicable Fund Adviser deems appropriate, averaged as to price and allocated between such clients in a manner which in the Fund Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  The Fund Advisers employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Fund.

Transactions on U.S. stock exchanges and the NASDAQ Stock Market, LLC (“Nasdaq”), commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions.  Such commissions vary among different brokers.  A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the

United States.  In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive “brokerage and research services” (as defined in the Exchange Act) from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements.  Consistent with this practice, the Fund Advisers may receive research and brokerage services and other similar services from many broker-dealers with which it places the Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements.

The brokerage and research services received by the Fund may include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and certain financial news services.  Where the services referred to above are not used exclusively by a Fund Adviser for research purposes, the Fund Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use.  Some of these services may be of value to the Fund Advisers and their affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.  The management fee paid by a Fund is not reduced because a Fund Adviser or its affiliates receive these services even though the Fund Adviser might otherwise be required to purchase some of these services for cash.

Each Fund Adviser places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers.  Each Fund Adviser seeks the best overall terms available for the Fund, except to the extent the Fund Adviser may be permitted to pay higher brokerage commissions as described below.  In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, a Fund Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, a Fund Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Fund Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction.  The Fund Advisers’ authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

A Fund Adviser may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to the Fund Adviser consistent with the preceding policies.  In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it.  A Fund Adviser may also instruct a broker to pay a portion of a commission to another broker that performs services in respect of the transaction in question but does not execute the transaction.  A broker may accumulate credits for a Fund Adviser’s account and use them to purchase research and brokerage services at the Fund Adviser’s direction, and based on the Fund Adviser’s determination of the relative values of the various services available for purchase.

It is the Trust’s policy that the Fund may not use brokerage to compensate a broker for the sale or promotion of Fund shares.  Certain broker-dealers or their affiliates with whom a Fund places transactions may also sell shares of the Fund.  In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for a Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

The Fund has not commenced operations as of the date of this SAI and, therefore, the Fund has not yet paid any brokerage commissions as of the date hereof.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has established a policy governing the disclosure of the Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings.  The Fund’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy.  Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Fund exercises control over such policies.  In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies.  Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of the Fund.

RS Investments provides investment advice for a fee to financial institutions who manage accounts for their clients.  In some circumstances, RS Investments may provide a model portfolio to a financial institution and provide periodic (including daily) revisions to the model portfolio; the model portfolio may have substantially similar or identical investment objectives and strategies as the Fund, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings of the Fund.  RS Investments will only provide such a model portfolio where it has received appropriate undertakings from the financial institution as to confidentiality and use of the model portfolio and RS Investments has satisfied itself that there is only minimal risk that any client of such a financial institution may be able to use to the Fund’s detriment any information made available to it as a result of the arrangement.

Neither RS Investments nor the Fund will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings.  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on RS Investments’ Web site in such scope and form and with such frequency as RS Investments may reasonably determine.  The Prospectus/Proxy Statement describes, to the extent applicable, the type of information that is disclosed on RS Investments’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

The Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of:  (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings.  The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available.  Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders.  In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information.  The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Fund in connection with their day-to-day operations and management, including the Fund Advisers and their affiliates and the Fund’s custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis: State Street Bank and Trust Company, and RiskMetrics Group.  Each recipient, except the Fund’s independent registered public accounting firm, receives the portfolio holdings information on a daily basis.  The Fund’s independent registered public accounting firm receives the information when requested in connection with its services to the Fund.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Fund’s shares.  The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to GIS.  Shares are offered continuously; however, the Trust reserves the right to cease the offer of the Fund’s shares at any time, subject to applicable laws, rules and regulations.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Fund so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to the Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify GIS and its officers, directors and agents with respect to certain liabilities.

Shares of the Fund may be purchased through Guardian agents who are registered representatives and licensed by GIS to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) (previously, the National Association of Securities Dealers, Inc.) and which have entered into selling agreements with GIS. GIS may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which GIS has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, GIS will be entitled to receive any contingent deferred sales loads applicable to the redemption of shares of the Fund and any front-end sales loads applicable to the sale of shares of the Fund.  GIS is also entitled to receive payments under the 12b-1 Plan.   GIS’s expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Fund and, as discussed below, payments to financial intermediaries.  They may also include GIS’s overhead expenses attributable to the distribution of the Fund’s shares, which may include, for example, expenses for office space, communications, and salaries of GIS’s personnel, and any other of GIS’s expenses attributable to the distribution of the Fund’s shares.

The 12b-1 Plan is a compensation plan. Under the 12b-1 Plan, the Fund pays GIS compensation, accrued daily and paid monthly at the following rates: the Fund is authorized to pay a monthly distribution and service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares.

The 12b-1 Plan may benefit the Fund by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund. Because Rule 12b-1 fees are paid out of the Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the 12b-1 Plan.

GIS may from time to time determine that certain distribution or promotional expenses incurred by it relate to the Fund.  However, GIS generally considers that many distribution and promotional expenses are incurred in respect of all of the RS Funds, and any part of the Rule 12b-1 fees paid by the Fund may be considered to compensate GIS (or, indirectly, RS Investments) for those expenses. For this purpose, GIS may estimate the expenses incurred in respect of the Fund based on the Fund’s relative net asset value and/or using any other methodology it considers appropriate (which may not be based on the Fund’s relative sizes).  Differences in the method of such allocation do not affect the amount of Rule 12b-1 fees paid by the Fund, but only the amount of such expenses considered to have been reimbursed out of the Fund’s Rule 12b-1 fees.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the 12b-1 Plan any amounts payable in respect of expenses incurred by RS Investments, GIS or third parties, in respect of the marketing, distribution or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the 12b-1 Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement.

In addition to payments under the 12b-1 Plan, the Fund may reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance  services. The amount of the reimbursement (the “GIS Services Reimbursement”) is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

During some periods, fees paid under the 12b-1 Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the 12b-1 Plan in future periods. Such payment will be allocated between RS Investments and GIS by mutual agreement.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name.  Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Fund.  The compensation to financial intermediaries includes networking fees and account-based fees.  The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies.  In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Fund.  In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary’s clients’ assets in the Fund; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts.  Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.  In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Fund pays distribution, service and other fees for the sale of its shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of an investment in the Fund and may cost a shareholder more than paying other types of sales loads.

The Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of the Fund are unavailable for purchase.

The Fund has not commenced operations as of the date of this SAI and, therefore, the Trust had not yet paid any amounts to GIS under the Fund’s 12b-1 Plan as of the date hereof.

HOW NET ASSET VALUE IS DETERMINED

The Fund calculates the net asset value (“NAV”) of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

The Fund determines the NAV per share once daily as of the close of regular trading (generally 4:00 p.m. Eastern Time) each day the NYSE is open.  The Fund will not price its shares on days when the NYSE is closed.  The NYSE is typically closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Fund values its portfolio securities for which market quotations are readily available at market value.  Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices.  Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price.  If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices.  Where a security is traded on more than one exchange, the security is valued on the primary exchange on which the security trades.  Securities not traded on any securities exchange or on NASDAQ and for which over-the-counter prices are readily available generally will be valued at the mean between the closing bid and asked prices.

Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.  Certain debt securities may be valued each business day by an independent pricing service (“Service”).  The use of a Service to ascertain values has been approved by the Trust’s Board of Trustees. Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of a Service, readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at estimated market value based on methods which include, without limitation, consideration of yields or prices of government securities of similar maturity and currency; yields or prices of other securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  A Service may use matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments.  Repurchase agreements are carried at cost.  Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used.  Financial futures contracts and options on financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade and are then converted to U.S. dollars using the prevailing exchange rates at the close of the NYSE.  Forward foreign currency contracts are valued at the mean provided by a Service.  The Fund values all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.  The valuation procedures applied in any specific instance are likely to vary from case to case.  However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE.  The values of these securities used in determining the NAV of the Fund’s shares are computed as of such times.  Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE.  Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV.  The Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees. If there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market.  Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

TAXES

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code.

In order to qualify and be treated as a “regulated investment company,” the Fund must, among other things: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other dispositions of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interest in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income (if any), for such year.

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.  For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP.  Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in paragraph (b) above.  Also, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate income tax rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, and for the dividend received deduction in the case of corporate shareholders.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain.  Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.   If the Fund retains any net capital gain, it similarly will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.  Treasury regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

A non-deductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is eligible to elect and so elects) plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.  Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

Capital losses in excess of capital gains are not permitted to be deducted against the Fund’s net investment income.  The Fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused.  All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains.  The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.  See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains.  Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.  Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011.  It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Distributions are taxable whether shareholders receive them in cash or reinvest in additional shares.  A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.  Any gain resulting from the sale or exchange of the Fund’s shares generally will be taxable as capital gain.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for taxable years beginning before January 1, 2011.  It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will  not be eligible for the dividends-received deduction for corporate shareholders.

If the Fund makes a distribution to shareholders in excess of its current accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for its shares.  Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares of the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in “real estate mortgage investment conduits” (“REMICs”) or equity interests in “taxable mortgage pools” (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).  Furthermore, any investment in residual interests of a collateralized mortgage obligation (“CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to “charitable remainder trusts” (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a regulated investment company that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax (if any) to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Fund has not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

With respect to investment income and gains received by the Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source.  Thus, the Fund’s yield on foreign investments would be decreased by such taxes.  The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.  Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes (if any) incurred by the Fund.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.  However, the Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.”

The Fund’s transactions (if any) in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  Such ordinary income treatment may accelerate the Fund’s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.  See also the discussion on hedging transactions, below.

The Fund may purchase and sell put and call options.  In general, option premiums received by the Fund are not immediately included in the income of the Fund.  Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction).  If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security.  Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security.  If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.  The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying security generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction.  Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and securities deemed to constitute substantially similar or related property.  Thus, the straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”).  Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities.  These rules could therefore affect the amount, timing, and character of distributions to shareholders.  The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any).  If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

If the Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a registered investment company (each, an “investment company”), and the investment company designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Special tax considerations apply if the Fund invests in investment companies taxed as partnerships.  In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year.  However, the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax.  Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax.  The

Fund’s receipt of a non-liquidating cash distribution from an investment company taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution.  If the Fund receives a liquidating cash distribution from an investment company taxable as a partnership, the Fund will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount, as defined below) exceeds the shareholder’s share of the basis in those unrealized receivables.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Fund may invest and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities.  This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.  Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The Fund may also purchase debt instruments with “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with original issue discount, its “revised issue price”) over the purchase price of such obligation.  Under the market discount rules, the Fund will be required to treat any gain on the sale, exchange or redemption of, a debt instrument as ordinary income to the extent of the market discount that has not previously been included in income and is treated as having accrued on such debt instrument at or prior to the time of such payment or disposition.  Market discount in respect of a debt instrument is generally considered to accrue ratably during the period from the date of acquisition to the maturity date of such debt instrument, unless the holder elects to accrue market discount on the debt instrument under the constant yield method.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  The Fund will be required to include the original issue discount or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which original issue discount or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

The sale, exchange or redemption of the Fund’s shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months.  Otherwise the gain or loss on the sale, exchange or redemption of the Fund’s shares held by the shareholder will be treated as short-term capital gain or loss.  Any loss realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding.  An individual’s taxpayer identification number generally is his or her social security number.  Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.  The back-up withholding tax rate is 28% for amounts paid through 2010.  The back-up withholding tax rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.  However, for taxable years of the Fund beginning before January 1, 2010, the Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S. source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly designated by the Fund.  Pending legislation proposes to extend this exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years of the Fund beginning on or after January 1, 2010 but before January 1, 2011.  As of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.  The Fund has not determined whether it will make such designations if this pending legislation is enacted.  In order to qualify for this exemption from withholding in the event this pending legislation is enacted, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or appropriate substitute form).

In the case of shares held through an intermediary, the intermediary could withhold even if the Fund were to make a designation with respect to a payment.  Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules apply to distributions to foreign persons from a registered investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below.  Additionally, special rules apply to the redemption of shares in a registered investment company that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”)—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  The Fund generally does not expect that it will be USRPHC or would be USRPHC but for the operation of the special exceptions, and thus does not expect these special tax rules to apply.

Foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code Sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.  Dividends and distributions also may be subject to local, state and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes.  Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.  The foregoing discussion relates solely to U.S. federal income tax law.  Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds.  Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Fund’s transfer agent and dividend-paying agent (“Transfer Agent”).

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund’s custodian (the “Custodian”).

The Custodian and subcustodians hold the securities in the Fund’s portfolios and other assets for safekeeping.  The Transfer Agent and the Custodian do not participate in making investment decisions for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA  02110, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.  The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund.  Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

Annual Report

The audited financial statements, financial highlights, and report of independent registered public accounting firm relating to Oak Value Fund included in Oak Value Fund’s Annual Report to Shareholders for the

fiscal year ended June 30, 2009, and filed electronically on Form N-CSR on August 24, 2009 (File No. 811-09000; Accession No. 0001111830-09-000956), are hereby incorporated by reference into this SAI.

Semiannual Report

The unaudited financial statements, including the notes to the financial statements, included in Oak Value Fund’s Semiannual Report to Shareholders for the period ended December 31, 2009, filed electronically on Form N-CSR on February 19, 2010 (File No. 811-09000; Accession No. 0001111830-10-000186), are hereby incorporated by reference into this SAI.

Pro forma financial statements are not included since Oak Value Fund is reorganizing into the Fund, which is a newly created series of the Trust and does not have assets or liabilities.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock, or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some of all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-1

D — An obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3, to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are available to all advisory clients of RS upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND (3863); on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

I.  RS Investment Management Co. LLC

PROXY VOTING POLICIES AND PROCEDURES

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management Co. LLC (“RS”) votes the securities owned by its advisory clients for which RS exercises voting authority and discretion (the “Proxies”).  The advisory clients for which RS votes Proxies are registered investment companies and certain other institutional accounts.  These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; RS takes no responsibility for the voting of any proxies on behalf of any such client.  For those clients that have delegated such authority and discretion to RS, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which RS votes on all matters submitted to security holders is to act in a manner consistent with the best interest of its clients, without subrogating the clients’ interests to those of RS.  RS does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.  The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of RS or its affiliates do not affect our voting decisions on behalf of our clients. All RS personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of RS to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, RS reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of RS, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of RS to maintain the confidentiality of the particular votes that it casts on behalf of its clients.  Registered investment company clients disclose the votes cast on their behalf by RS in accordance with their legal and regulatory requirements. Any other institutional client of RS can obtain details of how RS has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members.  The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel.  The Chief Executive Officer serves as Chair of the Committee.  The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee.  The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine.  In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting.  The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting.  At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

RS has retained RiskMetrics Group (“RiskMetrics”) to vote Proxies for the accounts of its advisory clients.  RiskMetrics prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as RS.  RiskMetrics receives a daily electronic feed of all holdings in RS’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to RiskMetrics.  RiskMetrics monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use RiskMetrics, there is generally no physical handling of Proxies by RS personnel.

RS has adopted proxy voting guidelines (the “Guidelines”) that set forth how RS plans to vote on specific matters presented for shareholder vote.  The Guidelines are attached as Annex A to these policies and procedures.  The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from RS, RiskMetrics will automatically vote in accordance with the Guidelines.

RS reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its clients, taking into consideration all relevant facts and circumstances at the time of the vote.  See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”).  Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, RiskMetrics posts information regarding that vote on its secure web site.  This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that RiskMetrics has prepared with respect to the vote.  The Compliance Department accesses the Web site on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires RS to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes RS should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department.  The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between RS, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by RS to the company on whose behalf Proxies are being solicited, personal shareholdings of any RS personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override.  The Compliance Department will instruct RiskMetrics accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter.  As part of its deliberations, the Committee will review, as applicable, the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  the vote indicated by the Guidelines, together with any relevant information provided by RiskMetrics; and

•                  the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients.  The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question.  Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by RiskMetrics or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee.  The Committee will review any information provided by RiskMetrics or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst.  If, after this review, the Committee agrees with RiskMetrics that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of RS.  As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification.  If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct RiskMetrics to vote based on the decision of the portfolio manager.   The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter.  As part of its deliberations, the Committee will review, as applicable the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  analysis prepared by RiskMetrics with respect to the Special Vote;  and

•                  other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients.  The Compliance Department will then inform RiskMetrics of this decision and instruct RiskMetrics to vote the Special Vote accordingly.  The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by RS personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee.  The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

RS, or RiskMetrics, as RS’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act.  As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•                  a copy of these policies and procedures;

•                  proxy statements received regarding client securities are maintained by RiskMetrics;

•                  a record of each vote cast is maintained by RiskMetrics, and such records are accessible to designated RS personnel at any time;

•                  a copy of any document created by RS that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•                  each written client request for proxy voting records and RS’ written response to any (written or oral) client request for such records.

ANNEX A

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

•                                          Default:

•                                          Bundled:

Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.
1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.
1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.
1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.
1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.
1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.
1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.
1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.
1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.
1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.
1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.
1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.
1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.
1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.
1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.
1000-16

WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.

1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.
1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X
1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.
1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.
1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.
1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.
1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)

1001-1	Always vote FOR all management nominees.	X
1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X
1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)
1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)
1030-1	Always vote FOR a management proposal to approve other business.	X
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)
1035-1	Always vote FOR a management proposal to adjourn the meeting.	X
1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)
1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)
1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)
1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)
1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)
1102-1	Always vote FOR a management proposal to amend authorized common stock.
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)
1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X
1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)
1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)
1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)
1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)
1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)
1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)
1114-1	Always vote FOR a management proposal to amend preferred stock.
1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)
1115-1	Always vote FOR a management proposal to issue or convert preferred stock.
1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X

1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)
1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)
1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)
1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)
1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)
1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)
1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.
1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)
1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)
1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)
1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.
1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)
1200-1	Always vote FOR a management proposal to merge with or acquire another company.	X
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)
1209-1	Always vote FOR a management proposal to approve recapitalization.	X
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)
1210-1	Always vote FOR a management proposal to restructure the company.	X
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)
1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)
1212-1	Always vote FOR a management proposal to approve liquidation.
1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)
1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)
1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)
1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)
1250-1	Always vote FOR a management proposal to approve the sale of assets.	X
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)
1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)
1301-1	Always vote FOR a management proposal to adopt cumulative voting.
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)
1310-1	Always vote FOR a management proposal to limit the liability of directors.
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)
1311-1	Always vote FOR a management proposal to amend director liability provisions.
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)
1320-1	Always vote FOR a management proposal to indemnify directors and officers.
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)
1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)
1332-1	Always vote FOR a management proposal to set the board size.
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X
1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)
1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)
1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)
1342-1	Always vote FOR a management proposal regarding the removal of directors.	X
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)
1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)
1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)
1400-1	Always vote FOR a management proposal to adopt a classified board.	X
1400-2	Always vote AGAINST a management proposal to adopt a classified board.
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)
1401-1	Always vote FOR a management proposal to amend a classified board.	X
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)
1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)
1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.
1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)
1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)
1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)
1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)
1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)
1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)
1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X
1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)
1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)
1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)
1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X
1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.
1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)
1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)
1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)
1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)
1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)
1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)
1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)
1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)
1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)
1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X
1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)
1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X
1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)
1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)
1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)
1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.
1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.
1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than 10%.	X
1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than 10%.	X
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1500-6	Vote AGAINST IF the compensation committee is not fully independent.
1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.
1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1500-20	Vote AGAINST IF the company does not expense stock options.	X
1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)
1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.
1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X
1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Add Shares to Stock Incentive Plan (1502)
1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.
1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.
1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than 5%.	X
1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than 10%.	X
1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1502-6	Vote AGAINST IF the compensation committee is not fully independent.

1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for award each year.	X
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1502-20	Vote AGAINST IF the company does not expense stock options.
1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)
1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.
1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.
1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.
1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.

Extend Term of Stock Incentive Plan (1505)
1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.
1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.
1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by RiskMetrics, is more than 10%.	X

1505-5	Vote AGAINST IF the compensation committee is not fully independent.
1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1505-18	Vote AGAINST IF the company does not expense stock options.
1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.
1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than XX%.
1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.
1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.

1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1510-10	Vote AGAINST IF the company does not expense stock options.
1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.
1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.
1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than XX%.
1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.
1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1512-10	Vote AGAINST IF the company does not expense stock options.

1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.
1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by RiskMetrics, is more than XX%.
1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.
1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.
1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.
1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X
1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.

1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.
1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.
1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X
1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.
1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.
1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X
1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.
1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by RiskMetrics, is more than XX%.
1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.
1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X
1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.
1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by RiskMetrics, is more than XX%.
1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X
1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.
1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by RiskMetrics, is more than XX%.
1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by RiskMetrics, is more than XX% of the total outstanding common equity.
1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by RiskMetrics, exceeds the 75th percentile of its peer group.
1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X
1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.
1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X
1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.
1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.
1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X
2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X
2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X

2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1

Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

X
2240-2

Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X
2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.

2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)
2310-4	Vote AGAINST IF the board has an independent majority.
2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X
2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X
2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X
2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1

Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

X
2421-2

Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

1.                                       SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X
3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)

3100-1

Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2

Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X

SP-Review Economic Conversion (3110)

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2

Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X

SP-Review Space Weapons (3120)

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X

SP-Limit or End Charitable Giving (3215)

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X

SP-Limit or End Political Spending (3221)

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X

SP-Disclose Prior Government Service (3222)

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X

SP-Review Tobacco Marketing (3300)

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.

3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.
3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X

SP-Sever Links with Tobacco Industry (3307)

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X
3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4	Vote AGAINST IF the company is NOT a health care company.
3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6	Vote AGAINST IF the company provides products to the tobacco industry.
3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X
3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X
3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Review Drug Pricing or Distribution (3340)

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-3	Vote AGAINST IF the proposal asks for more than a report.	X
3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.	X

SP-Endorse Ceres Principles (3420)

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3	Vote AGAINST IF the company has well-established environmental management practices.
3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X

SP-Report or Take Action on Climate Change (3425)

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Fair Lending Policy (3520)

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X
3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Plant Closings (3600)

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)

3610-1

Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2

Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.
3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X
3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X

SP-Adopt Standards for Mexican Operation (3622)

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X

SP-Review or Implement MacBride Principles (3630)

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.	X

SP-Urge MacBride on Contractor/Franchisee (3632)

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X

SP-Review Global Labor Practices (3680)

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)

3681-1

Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2

Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.
3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

As revised November 15, 2005

PROXY CARD OAK VALUE FUND

PROXY FOR THE MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 31, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 31, 2010.

You may obtain a copy of the related proxy statement, the accompanying Notice of Meeting of Shareholders and this proxy card without charge by visiting www.proxyonline.com. You will need your control number to log in.  You may obtain a copy of Oak Value Fund’s most recent reports to shareholders without charge by writing to Oak Value Trust, 1450 Raleigh Road, Suite 220, Chapel Hill, North Carolina 27517, by calling 1-800-622-2474, by e-mailing info@oakvalue.com, or by downloading it from www.oakvaluefund.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned, revoking any previously executed proxies, hereby appoints Margaret C. Landis and John F. Splain as proxies, each with full power of substitution, and hereby authorizes each of them singly to represent and to vote all shares of Oak Value Fund held on July 9, 2010 on the proposal specified on the reverse side and upon any other business that may properly come before the Meeting of Shareholders to be held at Oak Value Trust, 1450 Raleigh Road, Suite 220, Chapel Hill, North Carolina 27515 on August 31, 2010 at 9 a.m. Eastern Daylight time and at any adjournments thereof.  Receipt of the Notice of the Meeting and accompanying Prospectus/Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed on the reverse side by the undersigned shareholder.  If no direction is made, this proxy will be voted in favor of the proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature	Date

	Signature (s)	Date

Title if a corporation, partnership or other entity

FOLD HERE - PLEASE DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number: 11111111111111

2. Touchtone Phone:	Simply dial toll-free 1-866-458-9863 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

OAK VALUE FUND

PROXY FOR THE MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2010

This proxy will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws.  The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted in favor of the proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSAL:

1.              Approval of the Agreement and Plan of Reorganization between Oak Value Trust, on behalf of Oak Value Fund, and RS Investment Trust, on behalf of RS Capital Appreciation Fund, providing for the transfer of all of the assets of Oak Value Fund to RS Capital Appreciation Fund in exchange for Class A shares of RS Capital Appreciation Fund and the assumption by RS Capital Appreciation Fund of all of the liabilities of Oak Value Fund, and the distribution of such shares to the shareholders of Oak Value Fund in complete liquidation of Oak Value Fund, all as described in the attached Prospectus/Proxy Statement.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:	CUSIP:

RS INVESTMENT TRUST

FORM N-14

PART C

OTHER INFORMATION

Item 15.  INDEMNIFICATION

Under the terms of Registrant’s By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers. Under the terms of Registrant’s Agreement and Declaration of Trust, Article VII, Section 3, Registrant is required, subject to certain exceptions and limitations, to indemnify its trustees, officers and employees.

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Item 16.  EXHIBITS

(1)                   (a)   Amended and Restated Agreement and Declaration of RS Investment Trust (the “Trust” or “Registrant”). (B)

(b)   Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant. (B)

(c)   Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant. (I)

(2)                   By-Laws of the Registrant as amended through November 7, 2007.  (I)

(3)                   Voting trust agreement affecting more than 5% of any class of equity securities (None)

(4)                   Agreement and Plan of Reorganization.  (filed as Appendix A to Part A hereof)

(5)                   (a)   Specimen Share Certificate. (A)

(b)   Portions of Agreement and Declaration of Trust Pertaining to Shareholders’ Rights.  (B)

(b)   Portions of By-Laws Pertaining to Shareholders’ Rights.  (I)

(6)                   (a)   Amended and Restated Investment Advisory Agreement between RS Investment Management Co. LLC and Registrant.  (E)

(b)   Form of Amended Schedule 1 to Investment Advisory Agreement.  (filed herewith)

(7)                   (a)   Distribution Agreement with Guardian Investor Services LLC.  (D)

(b)   Form of Amended and Restated Annex A to Distribution Agreement.  (filed herewith)

(8)                   Bonus, profit-sharing or pension plans.  (None)

(9)                   (a)   Master Custodian Agreement between Registrant, RS Variable Products Trust, and State Street Bank and Trust Company.  (F)

(b)   Amendment to Master Custodian Agreement.  (J)

(c)   Form of letter, dated [   ], 2010, to State Street Bank and Trust Company, as Custodian, relating to RS Capital Appreciation Fund.  (filed herewith)

(10)                 (a)   Amended and Restated Distribution Plan pursuant to Rule 12b-1.  (C)

(b)   18f-3 Plan.  (C)

(11)                 Opinion and Consent of Counsel as to the legality of securities being registered. (K)

(12)                 Opinion and Consent of Counsel as to tax matters. (to be filed by post-effective amendment)

(13)                 (a)   Transfer Agency and Services Agreement between Boston Financial Data Services and Registrant. (H)

(b)   Administration Agreement between Registrant, RS Variable Products Trust, and State Street Bank and Trust Company.  (G)

(c)   Form of letter, dated [   ], 2010 to State Street Bank and Trust Company, as Administrator, relating to RS Capital Appreciation Fund.  (filed herewith)

(14)                 Consent of Independent Accountants. (filed herewith)

(15)                 Financial Statements omitted pursuant to Item 14(a)(1).  (None)

(16)                 (a)   Powers of Attorney for the Board of Trustees of the Registrant.  (K)

(b)   Power of Attorney for Terry R. Otton. (filed herewith)

(17)                 (a)   Prospectus of Oak Value Fund, dated November 1, 2009.  (K)

(b)   Statement of Additional Information of Oak Value Fund, dated November 1, 2009.  (K)

(c)   Annual Report to Shareholders of Oak Value Fund for the fiscal year ended June 30, 2009.  (K)

(d)   Semi-Annual Report to Shareholders of Oak Value Fund for the period ended December 31, 2009.  (K)

Incorporated by a reference to corresponding exhibits:

(A)  Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 12, 1987.

(B)  Previously filed as part of the Post-Effective Amendment No. 34 to the Trust’s Registration Statement on March 4, 1999. (Accession No. 0001047469-99-008510)

(C)  Previously filed as part of the Post-Effective Amendment No. 56 to the Trust’s Registration Statement on September 28, 2006.  (Accession No. 0001104659-06-063790)

(D)  Previously filed as part of the Post-Effective Amendment No. 59 to the Trust’s Registration Statement on November 1, 2006.  (Accession No. 0001104659-06-070319)

(E)  Previously filed as part of the Post-Effective Amendment No. 64 to the Trust’s Registration Statement on March 2, 2007.  (Accession No. 0001104659-07-015996)

(F)  Previously filed as part of the Post-Effective Amendment No. 68 to the Trust’s Registration Statement on May 9, 2007.  (Accession No. 0001104659-07-037658)

(G)  Previously filed as part of the Post-Effective Amendment No. 69 to the Trust’s Registration Statement on July 23, 2007.  (Accession No. 0001104659-07-055269)

(H)  Previously filed as part of the Post-Effective Amendment No. 72 to the Trust’s Registration Statement on September 16, 2008.  (Accession No. 0001193125-08-196596)

(I)  Previously filed as part of the Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2009.  (Accession No. 0001193125-09-040814)

(J)  Previously filed as part of the Post-Effective Amendment No. 78 to the Trust’s Registration Statement on December 23, 2009.  (Accession No. 0001193125-09-259345)

(K)  Previously filed as part of the Trust’s Registration Statement on Form N-14 on June 23, 2010 (Accession No. 0001193125-10-145101)

Item 17.  UNDERTAKINGS

(1)                                                                                The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                                                                The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

As required by the Securities Act of 1933 (the “Securities Act”), this Registration Statement has been signed on behalf of the Registrant, in the city of San Francisco, and State of California, on the 23rd day of July, 2010.

RS Investment Trust

By:	/s/ JAMES E. KLESCEWSKI
James E. Klescewski
Title:	Treasurer

As required by the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

TERRY R. OTTON*	Trustee, President and Principal Executive Officer	July 23, 2010
Terry R. Otton

/s/ JAMES E. KLESCEWSKI	Treasurer and Principal Financial and Accounting	July 23, 2010
James E. Klescewski	Officer

JUDSON BERGMAN*	Trustee	July 23, 2010
Judson Bergman

KENNETH R. FITZSIMMONS, JR.*	Trustee	July 23, 2010
Kenneth R. Fitzsimmons, Jr.

ANNE M. GOGGIN*	Trustee	July 23, 2010
Anne M. Goggin

DENNIS J. MANNING*	Trustee	July 23, 2010
Dennis J. Manning

CHRISTOPHER C. MELVIN*	Trustee	July 23, 2010
Christopher C. Melvin

GLORIA S. NELUND*	Trustee	July 23, 2010
Gloria S. Nelund

JOHN P. ROHAL*	Trustee	July 23, 2010
John P. Rohal

* By:	/s/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas
Attorney-in-Fact pursuant to the powers of attorney filed
herewith.

EXHIBIT INDEX

RS INVESTMENT TRUST

Exhibit No.	Title of Exhibit

(6)(b)	Amended Schedule 1 to Investment Advisory Agreement.
(7)(b)	Amended and Restated Annex A to Distribution Agreement.
(9)(c)	Form of letter, dated [ ], 2010, to State Street Bank and Trust Company, as Custodian, relating to RS Capital Appreciation Fund.
(13)(c)	Form of letter, dated [ ], 2010, to State Street Bank and Trust Company, as Administrator, relating to RS Capital Appreciation Fund.
(14)	Consent of Independent Accountants.
(16)(b)	Power of Attorney for Terry R. Otton.